UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

Dreyfus BNY Mellon Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Alternative Diversifier Strategies Fund

SEMIANNUAL REPORT April 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Alternative Diversifier Strategies Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

May 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Alternative Diversifier Strategies Fund’s Class A shares produced a total return of 1.31%, Class C shares returned 1.06%, Class I shares returned 1.52%, and Class Y shares returned 1.56%.1 In comparison, the S&P 500® Index (the “Index”) returned 13.31% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of 2.74% for the period.2

Stocks rallied over the reporting period amid improving global economic growth and a surge in investor optimism after U.S. elections, but bonds fared less well due to rising interest rates and inflationary pressures. The fund lagged the Lipper Index, as managed futures and other diversifiers proved relatively ineffective in a rallying stock market.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund uses a “fund-of-funds” approach in which we allocate assets among other investment companies (the underlying funds) that invest in asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. We currently intend to allocate the fund’s assets among underlying funds that employ the following alternative investment strategies: long/short equity strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies and managed futures strategies.

As of April 30, 2017, the fund held positions in 10 underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, Dynamic Total Return Fund, Dreyfus Research Long/Short Equity Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund and BNY Mellon Absolute Insight Multi-Strategy Fund.

Economic and Political Factors Drove Market Performance

Moderate U.S. economic growth, strong labor markets, and expectations of U.S. tax reform and greater infrastructure spending unleashed a wave of investor optimism after U.S. elections in November, causing stocks to rally strongly throughout the reporting period.

In contrast, after bottoming in the months before the start of the reporting period, government bond yields rose across the globe, and their prices fell commensurately. In the United States, the Federal Reserve Board twice raised short-term interest rates during the reporting period, implementing rate hikes of 0.25 percentage points in December 2016 and March 2017. These rate hikes put downward pressure on high-quality bond prices, but high yield securities and other riskier sectors of the bond market fared well in anticipation of higher corporate profits.

Fund Strategies Produced Mixed Results

The fund’s performance compared to the Lipper Index was constrained during the reporting period by its positions in managed futures, which were relatively ineffective in the constructive market environment. AQR Managed Futures Strategy Fund declined in value due to losses stemming from futures contracts in the equity, fixed-income, currency, and commodities asset classes. Likewise, ASG Managed Futures Strategy Fund was hurt by sharp market reversals in equity, commodities, and currency markets. Dynamic Total Return Fund struggled with its allocations to currencies and commodities, BNY Mellon Absolute Insight Multi-Strategy Fund was held back by its currency positions, and equity hedges dampened results from Dreyfus Global Real Return Fund.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund achieved better relative results from other strategies. Gains from long equity positions in the consumer staples and consumer discretionary sectors were offset by unsuccessful short positions, producing moderate gains for the fund’s largest holding, Dreyfus Select Managers Long/Short Fund. Dreyfus Research Long/Short Equity Fund’s long positions also helped it produce results that were higher than those of the Lipper Index. Dreyfus Global Real Estate Securities Fund benefited from overweighted exposure to real estate investment trusts specializing in data centers, and ASG Global Alternatives Fund received positive contributions to performance from long positions in global equities.

In December 2016, the fund slightly reduced its exposure to Dreyfus Select Managers Long/Short Fund.

Maintaining a Low Correlation to Stocks and Bonds

The U.S. and global economic recoveries appear to have gained momentum. Corporate earnings have come in higher than many analysts expected, which could support further stock market gains while putting downward pressure on prices of high-quality bonds and other traditional safe havens. However, these trends could be undermined by geopolitical instability and uncertainty surrounding the new U.S. presidential administration’s ability to enact its policy proposals into law. Therefore, we have remained committed to investments that, in our judgment, can perform independently of the stock and bond markets. Although this approach tends to lag when stocks and bonds rally, it has proven to be a successful way to cushion losses during downturns.

May 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alternative Diversifier Strategies Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.94	$7.08	$1.60	$1.45
Ending value (after expenses)	$1,013.10	$1,010.60	$1,015.20	$1,015.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.96	$7.10	$1.61	$1.45
Ending value (after expenses)	$1,020.88	$1,017.75	$1,023.21	$1,023.36

† Expenses are equal to the fund's annualized expense ratio of .79% for Class A, 1.42% for Class C, .32% for Class I and .29% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Registered Investment Companies - 99.0%	Shares		Value ($)
Alternative Investments - 28.1%
AQR Managed Futures Strategy Fund, Cl. I	2,806,633		25,400,032
ASG Global Alternatives Fund, Cl. Y	2,381,196	[a]	24,859,691
ASG Managed Futures Strategy Fund, Cl. Y	2,672,270		26,214,965
DFA Commodity Strategy Portfolio	1,502,617		8,745,228
Dynamic Total Return Fund, Cl. Y	3,037,688	[a,b]	49,514,308
			134,734,224
Domestic Equity - 39.8%
Dreyfus Research Long/Short Equity Fund, Cl. Y	3,719,768	[a,b]	46,869,081
Dreyfus Select Managers Long/Short Fund, Cl. Y	11,438,636	[a,b,c]	144,126,818
			190,995,899
Foreign Equity - 31.1%
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl. Y	3,851,943	[a,b]	48,110,764
Dreyfus Global Real Estate Securities Fund, Cl. Y	6,315,059	[b]	55,067,314
Dreyfus Global Real Return Fund, Cl. Y	3,232,656	[b]	46,259,308
			149,437,386
Total Investments (cost $474,728,254)	99.0%		475,167,509
Cash and Receivables (Net)	1.0%		4,700,740
Net Assets	100.0%		479,868,249

aNon-income producing security.
bInvestment in affiliated mutual fund.

c The fund’s investment in the Dreyfus Select Managers Long/Short Fund, Cl. Y represents 30.0% of the fund’s net assets. The Dreyfus Select Managers Long/Short Fund, Cl. Y seeks to provide long-term capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	39.8
Mutual Funds: Foreign	31.1
Mutual Funds: Alternative	28.1
99.0

† Based on net assets.

See notes to financial statements.

6

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	93,266,705	85,219,916
Affiliated issuers	381,461,549	389,947,593
Cash		4,674,112
Receivable for investment securities sold		295,251
Receivable for shares of Common Stock subscribed		125,100
Prepaid expenses		43,475
		480,305,447
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		103,031
Payable for shares of Common Stock redeemed		297,393
Accrued expenses		36,774
		437,198
Net Assets ($)		479,868,249
Composition of Net Assets ($):
Paid-in capital		486,243,553
Accumulated distributions in excess of investment income—net		(759,220)
Accumulated net realized gain (loss) on investments		(6,055,339)
Accumulated net unrealized appreciation (depreciation) on investments		439,255
Net Assets ($)		479,868,249

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	59,844	26,993	776,948	479,004,464
Shares Outstanding	4,835	2,187	62,697	38,514,909
Net Asset Value Per Share ($)	12.38	12.34	12.39	12.44

See notes to financial statements.

7

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	95,672
Affiliated issuers	3,775,594
Interest	1,924
Total Income	3,873,190
Expenses:
Management fee—Note 3(a)	603,763
Registration fees	32,257
Professional fees	18,740
Directors’ fees and expenses—Note 3(d)	17,490
Prospectus and shareholders’ reports	6,942
Loan commitment fees—Note 2	5,159
Custodian fees—Note 3(c)	3,502
Shareholder servicing costs—Note 3(c)	678
Distribution fees—Note 3(b)	105
Miscellaneous	11,442
Total Expenses	700,078
Less—reduction in expenses due to undertaking—Note 3(a)	(12)
Less—reduction in fees due to earnings credits—Note 3(c)	(3,517)
Net Expenses	696,549
Investment Income—Net	3,176,641
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(1,933,408)
Affiliated issuers	(1,127,774)
Capital gain distributions on unaffiliated issuers	5,049
Capital gain distributions from affiliated issuers	940,250
Net Realized Gain (Loss)	(2,115,883)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	1,302,711
Affiliated issuers	4,968,520
Net Unrealized Appreciation (Depreciation)	6,271,231
Net Realized and Unrealized Gain (Loss) on Investments	4,155,348
Net Increase in Net Assets Resulting from Operations	7,331,989

See notes to financial statements.

8

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	3,176,641	4,618,216
Net realized gain (loss) on investments	(2,115,883)	(2,488,206)
Net unrealized appreciation (depreciation) on investments	6,271,231	(8,263,274)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,331,989	(6,133,264)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(50)	(368)
Class I	(6,000)	(7,989)
Class Y	(2,797,963)	(5,191,550)
Total Distributions	(2,804,013)	(5,199,907)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,425	1,100
Class I	605,550	1,452,423
Class Y	43,039,519	142,705,270
Distributions reinvested:
Class A	30	219
Class I	5,167	7,439
Class Y	183,395	384,363
Cost of shares redeemed:
Class A	(11,685)	-
Class C	(6,065)	-
Class I	(1,179,541)	(736,004)
Class Y	(78,069,058)	(100,312,688)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(35,423,263)	43,502,122
Total Increase (Decrease) in Net Assets	(30,895,287)	32,168,951
Net Assets ($):
Beginning of Period	510,763,536	478,594,585
End of Period	479,868,249	510,763,536
Distributions in excess of investment income—net	(759,220)	(1,131,848)

9

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	766	89
Shares issued for distributions reinvested	3	18
Shares redeemed	(950)	-
Net Increase (Decrease) in Shares Outstanding	(181)	107
Class C
Shares redeemed	(497)	-
Class Ia
Shares sold	49,624	117,919
Shares issued for distributions reinvested	425	603
Shares redeemed	(96,278)	(59,896)
Net Increase (Decrease) in Shares Outstanding	(46,229)	58,626
Class Ya
Shares sold	3,489,414	11,593,917
Shares issued for distributions reinvested	15,045	31,072
Shares redeemed	(6,346,223)	(8,110,570)
Net Increase (Decrease) in Shares Outstanding	(2,841,764)	3,514,419

[a]During the period ended April 30, 2017, 42,469 Class Y shares representing $519,196 were exchanged for 42,635 Class I shares and during the period ended October 31, 2016, 110,554 Class Y shares representing $1,366,244 were exchanged for 110,954 Class I shares.

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.23	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	.05	.06	.07	(.04)
Net realized and unrealized gain (loss) on investments	.11	(.30)	(.04)	.21
Total from Investment Operations	.16	(.24)	.03	.17
Distributions:
Dividends from investment income—net	(.01)	(.07)	(.16)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	(.01)	(.07)	(.16)	–
Net asset value, end of period	12.38	12.23	12.54	12.67
Total Return (%)[d]	1.31[e]	(1.88)	.29	1.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.83[g]	.85	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.79[g]	.79	.80	.54 [g]
Ratio of net investment income (loss) to average net assets[f]	.82[g]	.48	.58	(.53)[g]
Portfolio Turnover Rate	5.07[e]	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	60	61	62	57

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	12.54	12.64	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	(.02)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	.11	(.30)	.00[c]	.24
Total from Investment Operations	.12	(.32)	(.05)	.14
Distributions:
Dividends from investment income—net	–	–	(.05)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	–	–	(.05)	–
Net asset value, end of period	12.34	12.22	12.54	12.64
Total Return (%)[d]	1.06[e]	(2.55)	(.37)	1.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.42[g]	1.44	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.42 [g]	1.44	1.50	1.34[g]
Ratio of net investment income (loss) to average net assets[f]	.10 [g]	(.16)	(.36)	(1.34)[g]
Portfolio Turnover Rate	5.07 [e]	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	27	33	34	39

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.

See notes to financial statements.

12

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.09	.10	.03	(.05)
Net realized and unrealized gain (loss) on investments	.09	(.28)	.02	.25
Total from Investment Operations	.18	(.18)	.05	.20
Distributions:
Dividends from investment income—net	(.06)	(.13)	(.17)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	(.06)	(.13)	(.17)	–
Net asset value, end of period	12.39	12.27	12.58	12.70
Total Return (%)	1.52[d]	(1.44)	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.33[f]	.37	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.32[f]	.37	.41	.52 [f]
Ratio of net investment income (loss) to average net assets[e]	1.49[f]	.79	.23	(.51) [f]
Portfolio Turnover Rate	5.07[d]	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	777	1,336	633	119

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class Y Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.08	.11	.13	(.03)
Net realized and unrealized gain (loss) on investments	.11	(.28)	(.03)	.24
Total from Investment Operations	.19	(.17)	.10	.21
Distributions:
Dividends from investment income—net	(.07)	(.14)	(.18)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	(.07)	(.14)	(.18)	–
Net asset value, end of period	12.44	12.32	12.63	12.71
Total Return (%)	1.56[d]	(1.39)	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.29[f]	.30	.31	.36[f]
Ratio of net expenses to average net assets[e]	.29[f]	.30	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	1.32[f]	.92	.99	(.36)[f]
Portfolio Turnover Rate	5.07[d]	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	479,004	509,333	477,866	373,341

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of April 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Registered Investment Companies†	475,167,509	-	-	475,167,509

† See Statement of Investments for additional detailed categorizations.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	51,372,342	1,963,249	5,613,596	(25,872)
Dreyfus Global Real Estate Securities Fund, Cl. Y	56,834,161	5,236,855	5,613,596	(326,265)
Dreyfus Global Real Return Fund, Cl. Y	50,198,904	3,313,303	5,613,596	(342,114)
Dreyfus Research Long/Short Equity Fund, Cl. Y	49,507,772	1,963,249	5,613,596	(241,061)

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases($)†	Sales ($)	Net Realized Gains (Loss) ($)
Dreyfus Select Managers Long/Short Fund, Cl. Y	152,717,752	5,889,747	19,292,790	(397,822)
Dynamic Total Return Fund, Cl. Y	52,414,851	2,055,433	5,613,597	205,360
TOTAL	413,045,782	20,421,836	47,360,771	(1,127,774)

† Includes reinvested dividends/distributions.

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 04/30/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	414,641	48,110,764	10.0	–
Dreyfus Global Real Estate Securities Fund, Cl. Y	(1,063,841)	55,067,314	11.5	3,273,606
Dreyfus Global Real Return Fund, Cl. Y	(1,297,189)	46,259,308	9.6	1,350,054
Dreyfus Research Long/Short Equity Fund, Cl. Y	1,252,717	46,869,081	9.8	–
Dreyfus Select Managers Long/Short Fund, Cl. Y	5,209,931	144,126,818	30.0	–
Dynamic Total Return Fund, Cl. Y	452,261	49,514,308	10.3	92,184
TOTAL	4,968,520	389,947,593	81.2	4,715,844

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

18

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $615,732 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $5,199,907. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $12 during the period ended April 30, 2017.

During the period ended April 30, 2017, the Distributor retained $175 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $105 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $76 and $35, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial

20

interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $425 for transfer agency services and $17 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $15.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $3,502 pursuant to the custody agreement. These fees were partially offset by earnings credits of $3,502.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $98,476, Distribution Plan fees $17, Shareholder Services Plan fees $18, custodian fees $484, Chief Compliance Officer fees $3,861 and transfer agency fees $178, which are offset against an expense reimbursement currently in effect in the amount of $3.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2017, amounted to $24,449,055 and $58,587,964, respectively.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2017, accumulated net unrealized appreciation on investments was $439,255, consisting of $9,396,841 gross unrealized appreciation and $8,957,586 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians, and it was noted that the fund only had two full years of operations. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and was above the Expense Universe median and the fund’s total expenses were above the Expense Group and the Expense Universe medians.

Dreyfus representatives noted that Dreyfus had contractually agreed, until March 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.55% of the fund’s average daily net assets. The Board was informed that the undertaking by Dreyfus would be extended until March 1, 2018.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

24

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was somewhat concerned about the fund’s performance, and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the fee charged by Dreyfus under the Agreement was for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

NOTES

27

NOTES

28

NOTES

29

For More Information

Dreyfus Alternative Diversifier Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6253SA0417

Dreyfus Emerging Markets Debt U.S. Dollar Fund

SEMIANNUAL REPORT April 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Debt U.S. Dollar Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Emerging Markets Debt U.S. Dollar Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by primary portfolio managers Josephine Shea and Federico Garcia Zamora of Standish Mellon Asset Management Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Emerging Markets Debt U.S. Dollar Fund’s Class A shares produced a total return of 3.07%, Class C shares returned 2.68%, Class I shares returned 3.20%, and Class Y shares returned 3.20%.1 In comparison, the fund’s benchmark, a customized blended index (the “Blended Index”), composed of 50% CEMBI-Broad Index and 50% EMBI-Global Index, the J.P. Morgan CEMB Index Broad (CEMBI-Broad Index) and the J.P. Morgan EMB Index Global (EMBI-Global Index), returned 2.80%, 2.93% and 2.65%, respectively, for the same period.2

Emerging-market bonds produced moderately positive total returns over the reporting period when investors responded positively to improved economic data and fears of protectionist U.S. trade policies waned. The fund’s relative performance compared to the Blended Index was generally achieved on the strength of our country allocation and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets in emerging-market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country and credit analysis. A “top-down” analysis of macroeconomics, and financial and political variables, guides country allocations, while a “bottom-up” analysis of the fundamental measures of an issuer’s creditworthiness guides securities selection. We also consider technical market factors and the global risk environment. We typically sell a security if we believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, or we expect fundamentals to deteriorate.

Economic and Political Factors Drove Market Performance

The reporting period began on a weak note as sovereign bonds in most emerging markets lost value in the weeks after the U.S. election in November 2016 due to concerns regarding potentially protectionist trade policies from a new presidential administration. By the end of December, however, emerging bond markets began to rally strongly as trade policy concerns eased and investors responded positively to improved economic data from both developed and emerging markets. Debt securities from developing nations generally fared better than their developed-market counterparts over the reporting period as investors became less averse to risks and shifted assets away from markets with low interest rates and toward higher-yielding emerging-market bonds.

Against this generally constructive market backdrop, U.S.-dollar-denominated debt securities from Iraq, Lebanon, Turkey, and Senegal ranked among the top performers in the Blended Index as investors reached for higher yields. In contrast, bonds in China, the Philippines, and Hong Kong lagged market averages.

Fund Strategies Supported Mild Gains

The fund’s country allocation strategy proved relatively effective over the reporting period. In particular, underweighted exposure to Asian markets, including China, the Philippines, and Hong Kong, bolstered relative results, as did an overweighted position in Iraq. Relative weakness stemming from relatively heavy exposure to the Ivory Coast and relatively light holdings in Zambia and El Salvador were not enough to fully offset strength in other emerging markets.

3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund also benefited when we adjusted its country allocations in the wake of the U.S. election in November. In light of rising U.S. interest rates and falling prices for U.S. Treasury securities, we attempted to reduce the fund’s performance correlation to the U.S. bond market by increasing its holdings from countries that tend to trade independently, including markets in Sub-Saharan Africa and the Middle East. At the same time, we increased the fund’s exposure to high yield corporate-backed bonds in Asian markets that tend to respond more to underlying economic and business fundamentals than to interest-rate trends.

A Constructive Investment Posture

As of the reporting period’s end, we are optimistic about the prospects for U.S.-dollar-denominated emerging-market bonds. Positive macroeconomic influences currently at work in global fixed-income markets include generally stable prices for oil and industrial metals, improved economic data in China and other developing nations, and accommodative monetary policies in Europe, Japan, and China that should keep their bond yields low compared to other markets. While U.S. short-term interest rates are expected to rise further as the Federal Reserve Board continues to shift toward a less accommodative monetary policy, we believe that the U.S. bond market and U.S. dollar already reflect future rate hikes.

In this environment, we have identified an ample number of attractive opportunities in sovereign and corporate-backed bonds from Russia and Kazakhstan, but we have found fewer debt securities meeting our investment criteria in China, the Philippines, and Hong Kong.

May 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to changing political and economic conditions, and potentially less liquidity. The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation through March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The J.P. Morgan CEMB Index Broad tracks U.S.-dollar-denominated debt issued by emerging market corporations. The J.P. Morgan EMB Index Global tracks the total return for the U.S.-dollar-denominated emerging markets debt, including Brady bonds, Eurobonds, and loans. The Blended Index is a static blend of 50% J.P. Morgan CEMB Index Broad and 50% J.P. Morgan EMB Index Global. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt U.S. Dollar Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.53	$8.29	$3.27	$3.27
Ending value (after expenses)	$1,030.70	$1,026.80	$1,032.00	$1,032.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.51	$8.25	$3.26	$3.26
Ending value (after expenses)	$1,020.33	$1,016.61	$1,021.57	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Bonds and Notes - 96.5%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Consumer Discretionary - 3.1%
Grupo Kaltex, Sr. Scd. Notes	8.88	4/11/22	200,000	[a]	198,500
Grupo Posadas, Gtd. Notes	7.88	6/30/22	170,000		176,162
MCE Finance, Gtd. Notes	5.00	2/15/21	200,000		205,380
Myriad International Holdings, Gtd. Notes	5.50	7/21/25	200,000		212,450
Tenedora Nemak, Sr. Unscd. Notes	5.50	2/28/23	200,000		207,500
Tupy Overseas, Gtd. Bonds	6.63	7/17/24	200,000		205,250
				1,205,242
Consumer Staples - .4%
Central American Bottling, Gtd. Notes	5.75	1/31/27	150,000	[a]	159,390
Energy - 9.3%
Borets Finance, Gtd. Notes	6.50	4/7/22	200,000	[a]	207,750
Cosan Luxembourg, Gtd. Notes	7.00	1/20/27	400,000	[a]	419,520
Lukoil International Finance, Gtd. Notes	4.75	11/2/26	340,000	[a]	348,205
ONGC Videsh Vankorneft, Gtd. Notes	3.75	7/27/26	390,000		384,311
Petrobras Global Finance, Gtd. Notes	6.25	3/17/24	785,000		815,615
Petrobras Global Finance, Gtd. Notes	6.75	1/27/41	210,000		198,975
Petrobras Global Finance, Gtd. Notes	5.63	5/20/43	130,000		109,363
Ras Laffan Liquefied Natural Gas, Sr. Scd. Bonds	6.33	9/30/27	300,000		348,750
Sinopec Group Overseas Development, Gtd. Notes	3.63	4/12/27	430,000	[a]	428,770
YPF, Sr. Unscd. Notes	8.50	3/23/21	165,000	[a]	187,069
YPF, Sr. Unscd. Notes	8.50	7/28/25	95,000		107,706
				3,556,034
Financials - 7.7%
Akbank TAS, Sr. Unscd Notes	5.13	3/31/25	400,000		393,002
ALROSA Finance, Gtd. Notes	7.75	11/3/20	300,000		343,020
BBVA Bancomer, Jr. Sub. Notes	7.25	4/22/20	220,000		243,672
BGEO Group, Sr. Unscd. Bonds	6.00	7/26/23	200,000	[a]	202,230
BGEO Group, Sr. Unscd. Bonds	6.00	7/26/23	200,000		202,230

6

Bonds and Notes - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Financials - 7.7% (continued)
TC Ziraat Bankasi, Sr. Unscd Notes	4.75	4/29/21	600,000		601,464
Turkiye Vakiflar Bankasi, Sr. Unscd. Notes	5.50	10/27/21	200,000	[a]	201,637
Vnesheconombank Via VEB Finance, Sr. Unscd Notes	5.94	11/21/23	340,000		365,393
VTR Finance, Sr. Scd. Notes	6.88	1/15/24	400,000		426,000
				2,978,648
Foreign/Governmental - 50.9%
Argentine Government, Sr. Unscd. Bonds	7.50	4/22/26	395,000		433,710
Argentine Government, Sr. Unscd. Bonds	6.88	1/26/27	310,000		328,290
Bahraini Government, Sr. Unscd Bonds	7.00	10/12/28	360,000		374,837
Bahraini Government, Sr. Unscd. Notes	7.00	1/26/26	400,000		428,976
Brazilian Government, Sr. Unscd. Bonds	6.00	4/7/26	200,000		220,000
Buenos Aires Province, Sr. Unscd Notes	7.88	6/15/27	350,000	[a]	366,250
Colombian Government, Sr. Unscd. Bonds	4.50	1/28/26	200,000		213,750
Comision Federal de Electricidad, Sr. Unscd. Notes	5.75	2/14/42	340,000		340,425
Development Bank of Kazakhstan, Sr. Unscd. Notes	4.13	12/10/22	380,000		379,601
Dominican Republic Government, Sr. Unscd. Notes	5.95	1/25/27	125,000	[a]	131,124
Ecopetrol, Sr. Unscd. Notes	4.13	1/16/25	200,000		193,900
Ecopetrol, Sr. Unscd. Notes	5.38	6/26/26	180,000		184,950
Ecopetrol, Sr. Unscd. Notes	5.88	5/28/45	310,000		286,037
Ecuadorian Government, Sr. Unscd. Bonds	10.75	3/28/22	200,000		217,500
Egyptian Government, Sr. Unscd. Notes	5.88	6/11/25	200,000		198,000
El Salvadorian Government, Sr. Unscd. Notes	7.65	6/15/35	40,000		36,600
Export Bank of Turkey, Sr. Unscd. Notes	5.38	10/24/23	205,000	[a]	206,115
Gazprom, Sr. Unscd. Bonds	6.00	11/27/23	310,000		336,319
Hungarian Development Bank, Govt. Gtd. Notes	6.25	10/21/20	220,000		242,799
Indonesian Government, Sr. Unscd. Notes	3.75	4/25/22	450,000		462,795
Indonesian Government, Sr. Unscd. Notes	4.35	1/8/27	200,000		208,919
Iraqi Government, Unscd. Bonds	5.80	1/15/28	1,040,000		933,400
Israel Electric, Sr. Scd. Bonds, Ser. 6	5.00	11/12/24	345,000		373,173

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 50.9% (continued)
Ivory Coast Government, Sr. Unscd. Notes	5.38	7/23/24	570,000		557,359
Jamaican Government, Sr. Unscd. Notes	8.00	3/15/39	150,000		175,044
KazMunayGas National, Sr. Unscd. Notes	7.00	5/5/20	100,000		110,009
KazMunayGas National, Sr. Unscd. Notes	4.40	4/30/23	275,000		278,465
KazMunayGas National, Sr. Unscd. Notes	4.75	4/19/27	200,000	[a]	199,036
KazMunayGas National, Sr. Unscd. Notes	5.75	4/30/43	400,000		397,034
Kenyan Government, Sr. Unscd. Notes	6.88	6/24/24	760,000		772,046
KSA Sukuk, Sr. Unscd. Notes	3.63	4/20/27	200,000	[a]	200,977
Lebanese Government, Sr. Unscd Notes	6.25	11/4/24	205,000		206,151
Lebanese Government, Sr. Unscd. Notes	8.25	4/12/21	220,000		244,597
Lebanese Government, Sr. Unscd. Notes	6.60	11/27/26	375,000		380,962
Lebanese Government, Sr. Unscd. Notes	6.65	2/26/30	80,000		80,514
Magyar Export-Import Bank, Govt. Gtd. Bonds	4.00	1/30/20	250,000		257,371
Mexican Government, Sr. Unscd. Notes	4.75	3/8/44	360,000		356,940
Mongolian Government, Sr. Unscd. Notes	10.88	4/6/21	200,000		233,258
Office Cherifien des Phosphates, Sr. Unscd. Notes	6.88	4/25/44	400,000		434,155
Pakistani Government, Sr. Unscd. Notes	8.25	4/15/24	200,000		223,378
Paraguayan Government , Sr. Unscd. Bonds	4.63	1/25/23	400,000		421,000
Pertamina, Sr. Unscd. Notes	5.63	5/20/43	200,000		206,466
Perusahaan Listrik Negara, Sr. Unscd. Notes	5.25	10/24/42	470,000		471,175
Petroleos de Venezuela, Gtd. Bonds	6.00	5/16/24	330,000		131,284
Petroleos de Venezuela, Gtd. Notes	12.75	2/17/22	240,000		150,444
Petroleos Mexicanos, Gtd. Bonds	5.50	6/27/44	255,000		225,038
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	260,000		275,925
Petroleos Mexicanos, Gtd. Notes	6.38	2/4/21	25,000		27,281
Petroleos Mexicanos, Gtd. Notes	4.77	3/11/22	30,000	[a,b]	32,622
Petroleos Mexicanos, Gtd. Notes	5.38	3/13/22	35,000	[a]	36,838
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/23	30,000		30,261

8

Bonds and Notes - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Foreign/Governmental - 50.9% (continued)
Petroleos Mexicanos, Gtd. Notes	4.50	1/23/26	100,000		97,250
Petroleos Mexicanos, Gtd. Notes	6.88	8/4/26	40,000		44,800
Petroleos Mexicanos, Gtd. Notes	6.75	9/21/47	215,000		219,816
Romanian Government, Sr. Unscd. Notes	4.88	1/22/24	270,000		294,258
Sberbank of Russia, Sr. Unscd. Notes	6.13	2/7/22	250,000		274,240
Senegal Government, Bonds	6.25	7/30/24	830,000		851,995
Serbian Government, Sr. Unscd. Notes	7.25	9/28/21	610,000		703,637
Sri Lankan Government, Sr. Unscd. Bonds	5.75	1/18/22	200,000	[a]	207,268
State Grid Overseas, Gtd. Notes	4.85	5/7/44	200,000		227,822
Turkish Government, Sr. Unscd. Bonds	5.75	3/22/24	350,000		372,090
Turkish Government, Sr. Unscd. Notes	6.88	3/17/36	200,000		227,151
Turkish Government, Sr. Unscd. Notes	4.88	4/16/43	200,000		181,307
Ukrainian Government, Sr. Unscd Notes	7.75	9/1/20	190,000		191,841
Ukrainian Government, Sr. Unscd Notes	7.75	9/1/22	200,000		195,849
Ukrainian Government, Sr. Unscd. Notes	7.75	9/1/19	355,000		362,817
Venezuelan Government, Sr. Unscd. Bonds	6.00	12/9/20	80,000		41,736
Venezuelan Government, Sr. Unscd. Bonds	9.00	5/7/23	580,000		291,566
Venezuelan Government, Sr. Unscd. Notes	7.75	10/13/19	100,000		60,670
Vnesheconombank, Sr. Unscd. Notes	6.03	7/5/22	290,000		311,867
Vnesheconombank, Sr. Unscd. Notes	6.80	11/22/25	170,000		190,268
				19,561,348
Industrials - 7.6%
DP World, Sr. Unscd. Notes	6.85	7/2/37	510,000		601,162
Elementia, Gtd. Notes	5.50	1/15/25	450,000		459,000
ENA Norte Trust, Pass Through Certificates	4.95	4/25/23	139,668		144,556
Metalsa, Gtd. Notes	4.90	4/24/23	480,000		469,800
Rumo Luxembourg, Gtd. Notes	7.38	2/9/24	475,000	[a]	496,137
Sixsigma Networks Mexico, Gtd. Notes	8.25	11/7/21	200,000		201,000
Turkiye Sise ve Cam Fabrikalari, Sr. Unscd. Notes	4.25	5/9/20	250,000		250,954

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Industrials - 7.6% (continued)
Union Andina De Cementos, Sr. Unscd. Notes	5.88	10/30/21	300,000		313,500
				2,936,109
Materials - 12.4%
AngloGold Ashanti Holdings, Gtd. Notes	5.13	8/1/22	190,000		196,982
Braskem Finance, Gtd. Notes	6.45	2/3/24	200,000		214,000
Cementos Pacasmayo, Gtd. Notes	4.50	2/8/23	130,000		133,250
Codelco, Sr. Unscd Notes	4.50	9/16/25	200,000		211,463
Equate Petrochemical, Gtd. Notes	4.25	11/3/26	495,000	[a]	504,984
Evraz Group, Sr. Unscd. Notes	5.38	3/20/23	200,000	[a]	201,490
MMC Norilsk Nickel, Sr. Unscd. Notes	6.63	10/14/22	435,000	[a]	491,084
Novolipetsk Steel via Steel Funding, Sr. Unscd. Notes	4.50	6/15/23	200,000		203,505
Phosagro Bond Funding, Sr. Unscd. Notes	3.95	11/3/21	200,000	[a]	200,352
Rusal Capital, Gtd. Notes	5.13	2/2/22	260,000	[a]	261,148
Southern Copper, Sr. Unscd. Notes	5.25	11/8/42	305,000		299,155
Steel Funding, Sr. Unscd. Notes	4.50	6/15/23	260,000	[a]	264,556
Suzano Austria, Gtd. Notes	5.75	7/14/26	200,000		205,900
Suzano Austria, Gtd. Notes	7.00	3/16/47	200,000	[a]	198,200
Vale Overseas, Gtd. Notes	4.38	1/11/22	480,000		494,770
Vedanta Resources, Sr. Unscd. Bonds	8.25	6/7/21	290,000		316,158
Vedanta Resources, Sr. Unscd. Notes	6.38	7/30/22	365,000	[a]	370,840
				4,767,837
Real Estate - 1.3%
China Overseas Finance, Gtd. Bonds	5.95	5/8/24	215,000		244,787
Shimao Property Holdings, Gtd. Bonds	8.38	2/10/22	220,000		245,559
				490,346
Telecommunications - 1.1%
VimpelCom Holdings, Gtd. Notes	7.50	3/1/22	200,000		227,202
VimpelCom Holdings, Gtd. Notes	5.95	2/13/23	200,000		213,102
				440,304
Utilities - 2.7%
ENN Energy Holdings, Sr. Unscd. Notes	6.00	5/13/21	220,000		243,560

10

Bonds and Notes - 96.5% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Utilities - 2.7% (continued)
Orazul Energy, Gtd. Notes	5.63	4/28/27	200,000	[a]	200,310
State Grid Overseas Investment, Gtd. Notes	3.50	5/4/27	380,000	[a]	379,867
Transelec, Sr. Unscd. Notes	3.88	1/12/29	200,000	[a]	196,000
				1,019,737
Total Bonds and Notes (cost $35,533,322)			37,114,995
Other Investment - 2.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $854,137)			854,137	[c]	854,137
Total Investments (cost $36,387,459)			98.7%	37,969,132
Cash and Receivables (Net)			1.3%	483,257
Net Assets			100.0%	38,452,389

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities were valued at $7,498,269 or 19.5% of net assets.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Investment in affiliated money market mutual fund.

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Mexico	10.2
Russia	7.8
Brazil	7.0
Turkey	6.3
Argentina	3.7
Kazakhstan	3.5
Indonesia	3.5
Ireland	3.2
China	3.0
Iraq	2.4
Lebanon	2.4
Colombia	2.3
Money Market Investment	2.2
Senegal	2.2
Chile	2.2
Bahrain	2.1
Kenya	2.0
Ukraine	2.0
Serbia	1.8
Luxembourg	1.8
India	1.8
Venezuela	1.8
Peru	1.7
Hong Kong	1.6
United Arab Emirates	1.6
Ivory Coast	1.4
Kuwait	1.3
Hungary	1.3
Morocco	1.1
Paraguay	1.1
South Africa	1.1
Georgia	1.1
Austria	1.0
Singapore	1.0
Israel	1.0
Qatar	.9
Romania	.8
Mongolia	.6
Pakistan	.6
Ecuador	.6

12

Portfolio Summary (Unaudited) †	Value (%)
Sri Lanka	.5
Macau	.5
Saudi Arabia	.5
Egypt	.5
Jamaica	.5
Guatemala	.4
Panama	.4
Dominican Republic	.3
El Salvador	.1
98.7

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	35,533,322	37,114,995
Affiliated issuers	854,137	854,137
Cash		39
Receivable for investment securities sold		1,125,483
Dividends and interest receivable		548,321
Prepaid expenses		32,506
		39,675,481
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		11,525
Payable for investment securities purchased		1,180,573
Accrued expenses		30,994
		1,223,092
Net Assets ($)		38,452,389
Composition of Net Assets ($):
Paid-in capital		37,182,015
Accumulated undistributed investment income—net		146,335
Accumulated net realized gain (loss) on investments		(457,634)
Accumulated net unrealized appreciation (depreciation) on investments		1,581,673
Net Assets ($)		38,452,389

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	235,393	100,826	24,890,434	13,225,736
Shares Outstanding	18,677	8,000	1,976,000	1,050,757
Net Asset Value Per Share ($)	12.60	12.60	12.60	12.59

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Interest	1,100,087
Dividends from affiliated issuers	2,328
Total Income	1,102,415
Expenses:
Investment advisory fee—Note 3(a)	91,595
Registration fees	28,268
Professional fees	25,334
Prospectus and shareholders’ reports	5,639
Custodian fees—Note 3(c)	5,012
Directors’ fees and expenses—Note 3(d)	1,331
Shareholder servicing costs—Note 3(c)	545
Distribution fees—Note 3(b)	367
Loan commitment fees—Note 2	359
Miscellaneous	16,944
Total Expenses	175,394
Less—reduction in expenses due to undertaking—Note 3(a)	(55,202)
Less—reduction in fees due to earnings credits—Note 3(c)	(76)
Net Expenses	120,116
Investment Income—Net	982,299
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	143,916
Net unrealized appreciation (depreciation) on investments	68,599
Net Realized and Unrealized Gain (Loss) on Investments	212,515
Net Increase in Net Assets Resulting from Operations	1,194,814

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	982,299	1,592,180
Net realized gain (loss) on investments	143,916	94,987
Net unrealized appreciation (depreciation) on investments	68,599	2,239,084
Net Increase (Decrease) in Net Assets Resulting from Operations	1,194,814	3,926,251
Distributions to Shareholders from ($):
Investment income—net:
Class A	(6,161)	(6,545)
Class C	(2,449)	(3,784)
Class I	(726,773)	(1,179,672)
Class Y	(363,709)	(406,167)
Total Distributions	(1,099,092)	(1,596,168)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	15,215	113,092
Class I	1	-
Class Y	852,890	10,499,449
Distributions reinvested:
Class A	3,315	1,984
Class Y	360,767	401,366
Cost of shares redeemed:
Class A	(33)	(2,456)
Class Y	(78,990)	(482,717)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,153,165	10,530,718
Total Increase (Decrease) in Net Assets	1,248,887	12,860,801
Net Assets ($):
Beginning of Period	37,203,502	24,342,701
End of Period	38,452,389	37,203,502
Undistributed investment income—net	146,335	263,128

16

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	1,220	9,235
Shares issued for distributions reinvested	270	159
Shares redeemed	(3)	(204)
Net Increase (Decrease) in Shares Outstanding	1,487	9,190
Class Y
Shares sold	68,827	919,264
Shares issued for distributions reinvested	29,432	33,111
Shares redeemed	(6,485)	(41,994)
Net Increase (Decrease) in Shares Outstanding	91,774	910,381

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended April 30, 2017	Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	11.94	12.50
Investment Operations:
Investment income—net[b]	.31	.57	.43
Net realized and unrealized gain (loss) on investments	.06	.64	(.58)
Total from Investment Operations	.37	1.21	(.15)
Distributions:
Dividends from investment income―net	(.35)	(.57)	(.41)
Net asset value, end of period	12.60	12.58	11.94
Total Return (%)[c]	3.07[d]	10.56	(1.28)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[e]	1.31	1.75[e]
Ratio of net expenses to average net assets	.90[e]	.90	.90[e]
Ratio of net investment income to average net assets	5.12[e]	4.67	3.85[e]
Portfolio Turnover Rate	53.90[d]	111.53	67.64[d]
Net Assets, end of period ($ x 1,000)	235	216	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

18

	Six Months Ended April 30, 2017	Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	11.93	12.50
Investment Operations:
Investment income—net[b]	.27	.46	.34
Net realized and unrealized gain (loss) on investments	.06	.66	(.58)
Total from Investment Operations	.33	1.12	(.24)
Distributions:
Dividends from investment income―net	(.31)	(.47)	(.33)
Net asset value, end of period	12.60	12.58	11.93
Total Return (%)[c]	2.68[d]	9.67	(1.91)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97[e]	2.05	2.49[e]
Ratio of net expenses to average net assets	1.65[e]	1.65	1.65[e]
Ratio of net investment income to average net assets	4.37[e]	3.85	3.10[e]
Portfolio Turnover Rate	53.90[d]	111.53	67.64[d]
Net Assets, end of period ($ x 1,000)	101	101	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended April 30, 2017	Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.57	11.93	12.50
Investment Operations:
Investment income—net[b]	.33	.58	.46
Net realized and unrealized gain (loss) on investments	.07	.66	(.58)
Total from Investment Operations	.40	1.24	(.12)
Distributions:
Dividends from investment income―net	(.37)	(.60)	(.45)
Net asset value, end of period	12.60	12.57	11.93
Total Return (%)	3.20[c]	10.72	(.99)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	1.04	1.45[d]
Ratio of net expenses to average net assets	.65[d]	.65	.65[d]
Ratio of net investment income to average net assets	5.37[d]	4.85	4.10[d]
Portfolio Turnover Rate	53.90[c]	111.53	67.64[c]
Net Assets, end of period ($ x 1,000)	24,890	24,840	23,572

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c\ Not annualized.
d Annualized.

See notes to financial statements.

20

	Six Months Ended April 30, 2017	Year Ended October 31,
Class Y Shares	(Unaudited)	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.56	11.92	12.50
Investment Operations:
Investment income—net[b]	.33	.61	.41
Net realized and unrealized gain (loss) on investments	.07	.63	(.54)
Total from Investment Operations	.40	1.24	(.13)
Distributions:
Dividends from investment income―net	(.37)	(.60)	(.45)
Net asset value, end of period	12.59	12.56	11.92
Total Return (%)	3.20[c]	10.76	(1.05)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95[d]	1.01	1.46[d]
Ratio of net expenses to average net assets	.65[d]	.65	.65[d]
Ratio of net investment income to average net assets	5.37[d]	4.95	4.15[d]
Portfolio Turnover Rate	53.90[c]	111.53	67.64[c]
Net Assets, end of period ($ x 1,000)	13,226	12,046	579

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt U.S. Dollar Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

22

on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A and all of the outstanding Class C and Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

24

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

Assets ($)	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
Corporate Bonds†	-	17,553,647	-	17,553,647
Foreign Government	-	19,561,348	-	19,561,348
Registered Investment Company	854,137	-	-	854,137

† See Statement of Investments for additional detailed categorizations.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	719,275	10,977,835	10,842,973	854,137	2.2

Certain affiliated investment companies may also invest in the fund. At April 30, 2017, Dreyfus Yield Enhancement Strategies Fund, an affiliate of the fund, held 1,042,757 Class Y shares representing approximately 34% of the fund’s net assets.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 28, 2017, the Board declared a cash dividend of $.054, $.046, $.057 and $.057 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on May 1, 2017, (ex-dividend date), to shareholders of record as of the close of business on April 28, 2017.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $522,065 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $285,881 of short-term capital losses and $236,184 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $1,596,168. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $55,202 during the period ended April 30, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $367 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $269 and $122, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested

28

persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $40 for transfer agency services and $9 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $8.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $5,012 pursuant to the custody agreement. These fees were partially offset by earnings credits of $68.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $15,681, Distribution Plan fees $62, Shareholder Services Plan fees $68, custodian fees $3,092, Chief Compliance Officer fees $3,861 and transfer agency fees $40, which are offset against an expense reimbursement currently in effect in the amount of $11,279.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange privilege. At April 30, 2017, there were no redemption fees retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2017, amounted to $19,775,310 and $19,302,862, respectively.

At April 30, 2017, accumulated net unrealized appreciation on investments was $1,581,673, consisting of $1,661,382 gross unrealized appreciation and $79,709 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Standish Mellon Asset Management Company LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median and above the Performance Universe median for the one- and two-year periods of the fund’s operations. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians for the most recent one-year period, although slightly below the medians in the previous year. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Broadridge category average.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was the lowest in the Expense Group and the fund’s actual management fee was slightly above the Expense Group median and below the Expense Universe median and the fund’s total expenses were below the Expenses Group and Expenses Universe medians (lowest in the Expenses Group and second lowest in the Expense Universe).

Dreyfus representatives noted that Dreyfus had contractually agreed, until March 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) exceed 0.65% of the fund’s average daily net assets. The Board was informed that the undertaking by Dreyfus would be extended until March 1, 2018.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage

32

to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expense limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets have been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Emerging Markets Debt U.S. Dollar Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management
Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMEAX Class C: DMMCX Class I: DMEIX Class Y: DMEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 4000SA0417

Dreyfus Global Emerging Markets Fund

SEMIANNUAL REPORT April 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Emerging Markets Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Emerging Markets Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
C\hief Executive Officer
The Dreyfus Corporation
May 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by portfolio managers Robert Marshall-Lee, Naomi Waistell, and Sophia Whitbread, CFA, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Global Emerging Markets Fund’s Class A shares produced a total return of 9.35%, Class C shares returned 8.88%, Class I shares returned 9.42%, and Class Y shares returned 9.38%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 8.88% for the same period.2

Emerging-market equities posted robust gains during the reporting period when economic data improved and concerns eased after U.S. elections. The fund’s outperformance relative to its benchmark was largely due to strong results in the consumer staples and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks and other equity securities of companies in emerging-market countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed, and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers then identify specific companies using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

Political and Economic Developments Buoyed Emerging Stock Markets

A number of unexpected events occurred over the last two months of 2016. Most notably, the unexpected election of a new presidential administration caused investors to anticipate potentially protectionist trade policies from the U.S. government. India surprised investors by announcing an unexpected “demonetization” program in an attempt to reduce black market activity, which made cash scarce for consumers. In the Philippines, investors reappraised the country’s relatively expensive valuation in light of the president’s eccentricities. Finally, the Organization of the Petroleum Exporting Countries (OPEC) surprised markets by agreeing to production cuts, temporarily driving oil prices higher.

As we moved into 2017, emerging equity markets reversed course and rallied strongly. Fears of protectionist U.S. trade policies waned when proposals for a border-adjustment tax failed to gain traction and comments regarding the renegotiation of the North American Free Trade Agreement (NAFTA) proved less revolutionary than initially feared. As a result, emerging-market currencies rallied against the U.S. dollar, more than offsetting previous declines. In addition, stable yields on U.S. Treasury securities, improving global activity, and rising exports supported emerging-market currencies and equity markets.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Fund Strategies Bolstered Relative Results

The fund participated more than fully in the Index’s gains. Our stock selection and asset allocation strategies proved especially beneficial in India, as did strong stock selections in South Africa. From a market sector perspective, the consumer discretionary, consumer staples, and financials sectors contributed most positively to relative performance. Among individual stocks, Indiabulls Housing Finance responded well to the expansion of the government’s affordable housing program. British American Tobacco advanced strongly as a result of its purchase of a former rival. South Korean lithium battery manufacturer Samsung SDI benefited from its stake in Samsung Display’s organic light-emitting diode (OLED) technology.

The Philippines represented the greatest drag on relative performance as political concerns took their toll. Chinese holdings also lagged market averages, largely due to near-term concerns surrounding biopharmaceutical company China Biologic Products that we believe to be temporary. Elsewhere, the fund did not participate in gains posted by South Korea’s Samsung Electronics. India’s Tata Motors and Amara Raja Batteries reported disappointing financial results. Lagging market sectors included the information technology, industrials, and health care sectors.

A Positive Outlook for Emerging-Market Equities

We maintain the view that further rate hikes in the United States will be manageable, inflation in emerging markets generally will not increase significantly, and the price of oil should remain stable. In this environment, we have identified investment themes that portend well for emerging equity markets, particularly companies exposed to the emerging-market consumer as well as companies that are able to compound returns via reinvestment of cash flows in growing, profitable businesses. We have identified a number of such opportunities in domestically driven economies such as India, selectively within China and the Philippines. In contrast, we have found relatively few investments meeting our investment criteria in South Korea, Brazil, and Russia.

May 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Emerging Markets Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.79	$11.65	$$6.49	$6.49
Ending value (after expenses)	$1,093.50	1,088.80	$1,094.20	$1,093.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.50	$11.23	$6.26	$6.26
Ending value (after expenses)	$1,017.36	$1,013.64	$1,018.60	$1,018.60

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C, 1.25% for Class I and 1.25% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Common Stocks - 97.7%	Shares		Value ($)
Chile - 1.8%
Banco Santander Chile, ADR	20,187		477,019
Sociedad Quimica y Minera de Chile, ADR	51,002		1,813,121
			2,290,140
China - 22.8%
3SBio	1,858,500	[a,b]	2,480,118
51job, ADR	18,968	[b]	777,498
Alibaba Group Holding, ADR	42,754	[b]	4,938,087
Baidu, ADR	19,570	[b]	3,527,101
China Biologic Products	42,845	[b]	5,055,710
Ctrip.com International, ADR	43,348	[b]	2,189,508
Hollysys Automation Technologies	79,619		1,277,089
Lenovo Group	1,416,000		906,578
TAL Education Group, ADR	13,722	[b]	1,634,427
Tencent Holdings	152,629		4,776,064
Yum China Holdings	27,431	[b]	935,946
			28,498,126
Georgia - 1.2%
BGEO Group	20,146		939,354
TBC Bank Group	27,737	[b]	583,782
			1,523,136
Hong Kong - 4.7%
AIA Group	845,800		5,855,526
India - 29.4%
Amara Raja Batteries	164,014	[b]	2,268,946
Apollo Hospitals Enterprise	66,867	[b]	1,281,659
Glenmark Pharmaceuticals	138,648		1,928,792
Godrej Consumer Products	90,848		2,460,792
Hindustan Unilever	122,879		1,779,599
Indiabulls Housing Finance	322,485		4,895,748
ITC	1,207,905		5,204,652
Jubilant Foodworks	47,705		772,708
LIC Housing Finance	400,480		4,089,702
Maruti Suzuki India	48,357		4,899,571
PVR	98,990		2,421,495
Tata Motors, ADR	112,968		4,029,568
Titan	97,372	[b]	711,194
			36,744,426

6

Common Stocks - 97.7% (continued)	Shares		Value ($)
Indonesia - .9%
Surya Citra Media	5,006,500		1,074,243
Macau - 1.2%
Sands China	319,200		1,448,605
Mexico - 5.6%
Fomento Economico Mexicano	315,190		2,835,249
Grupo Aeroportuario del Centro Norte	593,400	[b]	3,295,887
Wal-Mart de Mexico	371,573		836,892
			6,968,028
Philippines - 6.2%
GT Capital Holdings	74,270		1,872,915
Metropolitan Bank & Trust	1,373,305		2,322,511
Security Bank	397,612		1,696,605
Universal Robina	534,560		1,840,174
			7,732,205
Russia - .6%
Magnit, GDR	20,229		707,003
South Africa - 11.9%
British American Tobacco	84,933		5,725,395
Cie Financiere Richemont	60,926		511,206
Discovery	102,525		1,026,497
Life Healthcare Group Holdings	350,541		753,609
Naspers, Cl. N	31,312		5,947,962
Net 1 UEPS Technologies	85,016	[b]	920,723
			14,885,392
South Korea - 4.6%
LG Household & Health Care	2,099		1,597,446
Samsung Biologics	3,000		461,376
Samsung SDI	30,201		3,649,387
			5,708,209
Taiwan - 5.3%
Catcher Technology	101,000		1,037,752
Taiwan Semiconductor Manufacturing	864,000		5,569,852
			6,607,604
United Kingdom - 1.5%
Unilever	36,100		1,857,180
Total Common Stocks (cost $93,764,047)			121,899,823

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment - 3.7%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,602,760)	4,602,760	[c]	4,602,760
Total Investments (cost $98,366,807)	101.4%		126,502,583
Liabilities, Less Cash and Receivables	(1.4%)		(1,705,878)
Net Assets	100.0%		124,796,705

ADR—American Depository Receipt
GDR—Global Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, this security was valued at $2,480,118 or 1.99% of net assets.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	20.8
Financials	19.0
Technology	15.8
Industrials	13.8
Consumer Services	13.1
Health Care	9.6
Money Market Investment	3.7
Consumer Goods	2.8
Basic Materials	1.5
Consumer Services	1.3
101.4

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Citigroup
Hong Kong Dollars
Expiring
5/2/2017	2,866,310	368,376	368,498	122
5/4/2017	819,087	105,305	105,304	(1)
State Street Bank and Trust Co.
Mexican New Peso,
Expiring
5/2/2017	1,806,397	94,851	95,956	1,105
5/3/2017	784,233	41,213	41,658	445
South African Rand,
Expiring
5/3/2017	331,893	24,885	24,835	(50)
UBS
British Pound,
Expiring
5/2/2017	17,825	23,056	23,088	32
Gross Unrealized Appreciation				1,704
Gross Unrealized Depreciation				(51)

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	93,764,047	121,899,823
Affiliated issuers	4,602,760	4,602,760
Cash		212,203
Cash denominated in foreign currency	648,212	647,345
Receivable for investment securities sold		166,411
Dividends receivable		135,212
Receivable for shares of Common Stock subscribed		74,513
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		1,704
Prepaid expenses		34,486
		127,774,457
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		151,975
Payable for investment securities purchased		2,745,042
Payable for shares of Common Stock redeemed		49,115
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		51
Accrued expenses		31,569
		2,977,752
Net Assets ($)		124,796,705
Composition of Net Assets ($):
Paid-in capital		109,022,875
Accumulated investment (loss)—net		(166,274)
Accumulated net realized gain (loss) on investments		(12,196,898)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		28,137,002
Net Assets ($)		124,796,705

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	357,791	230,948	14,938,275	109,269,691
Shares Outstanding	23,008	15,198	955,815	6,963,023
Net Asset Value Per Share ($)	15.55	15.20	15.63	15.69

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $80,052 foreign taxes withheld at source):
Unaffiliated issuers	483,276
Affiliated issuers	5,365
Total Income	488,641
Expenses:
Management fee—Note 3(a)	520,043
Custodian fees—Note 3(c)	53,387
Professional fees	45,731
Registration fees	32,497
Prospectus and shareholders’ reports	8,302
Shareholder servicing costs—Note 3(c)	4,416
Directors’ fees and expenses—Note 3(d)	4,300
Loan commitment fees—Note 2	1,091
Distribution fees—Note 3(b)	247
Miscellaneous	14,006
Total Expenses	684,020
Less—reduction in expenses due to undertaking—Note 3(a)	(31,969)
Less—reduction in fees due to earnings credits—Note 3(c)	(153)
Net Expenses	651,898
Investment (Loss)—Net	(163,257)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	919,673
Net realized gain (loss) on forward foreign currency exchange contracts	20,283
Net Realized Gain (Loss)	939,956
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	9,453,214
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,653
Net Unrealized Appreciation (Depreciation)	9,454,867
Net Realized and Unrealized Gain (Loss) on Investments	10,394,823
Net Increase in Net Assets Resulting from Operations	10,231,566

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income (loss)—net	(163,257)	60,426
Net realized gain (loss) on investments	939,956	(6,577,875)
Net unrealized appreciation (depreciation) on investments	9,454,867	14,083,182
Net Increase (Decrease) in Net Assets Resulting from Operations	10,231,566	7,565,733
Distributions to Shareholders from ($):
Investment income—net
Class I	(765)	-
Class Y	(34,548)	-
Total Distributions	(35,313)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	232,426	105,162
Class C	168,720	16,530
Class I	12,695,156	2,726,425
Class Y	10,822,494	33,048,148
Distributions reinvested
Class I	685	-
Class Y	28,006	-
Cost of shares redeemed:
Class A	(201,152)	(788)
Class I	(1,011,237)	(443,039)
Class Y	(14,242,227)	(34,779,719)
Increase (Decrease) in Net Assets from Capital Stock Transactions	8,492,871	672,719
Total Increase (Decrease) in Net Assets	18,689,124	8,238,452
Net Assets ($):
Beginning of Period	106,107,581	97,869,129
End of Period	124,796,705	106,107,581
Undistributed investment income (loss)—net	(166,274)	32,296
Capital Share Transactions (Shares):
Class A
Shares sold	16,424	7,741
Shares redeemed	(14,285)	(69)
Net Increase (Decrease) in Shares Outstanding	2,139	7,672
Class C
Shares sold	11,353	1,147
Class Ia
Shares sold	846,803	190,944
Shares issued for distributions reinvested	54	-
Shares redeemed	(74,276)	(34,063)
Net Increase (Decrease) in Shares Outstanding	772,581	156,881
Class Ya
Shares sold	763,270	2,581,475
Shares issued for distributions reinvested	2,173	-
Shares redeemed	(989,411)	(2,758,218)
Net Increase (Decrease) in Shares Outstanding	(223,968)	(176,743)

[a]During the period ended October 31, 2016, 5,495 Class I shares representing $65,127 were exchanged for 5,468 Class Y shares.
See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2017	Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.24	13.15	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.04)	(.02)	(.01)	.02
Net realized and unrealized gain (loss) on investments	1.35	1.11	(1.77)	2.57
Total from Investment Operations	1.31	1.09	(1.78)	2.59
Distributions:
Dividends from investment income—net	—	—	(.04)	–
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	—	—	(.16)	–
Net asset value, end of period	15.55	14.24	13.15	15.09
Total Return (%)[c]	9.35[d]	8.13	(11.80)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76[e]	1.82	1.82	2.35[e]
Ratio of net expenses to average net assets	1.50[e]	1.53	1.60	1.60[e]
Ratio of net investment income (loss) to average net assets	(.56)[e]	(.18)	(.05)	.20[e]
Portfolio Turnover Rate	18.34[d]	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	358	297	174	120

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.96	12.99	15.01	12.50
Investment Operations:
Investment (loss)—net[b]	(.08)	(.13)	(.13)	(.05)
Net realized and unrealized gain (loss) on investments	1.32	1.10	(1.75)	2.56
Total from Investment Operations	1.24	.97	(1.88)	2.51
Distributions:
Dividends from investment income—net	—	—	(.02)	—
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	—	—	(.14)	—
Net asset value, end of period	15.20	13.96	12.99	15.01
Total Return (%)[c]	8.88[d]	7.39	(12.51)	20.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.72[e]	2.80	2.67	2.95[e]
Ratio of net expenses to average net assets	2.25[e]	2.28	2.35	2.35[e]
Ratio of net investment (loss) to average net assets	(1.35)[e]	(.97)	(.96)	(.45)[e]
Portfolio Turnover Rate	18.34[d]	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	231	54	35	46

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.29	13.16	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.02)	(.03)	(.00)[c]	.66
Net realized and unrealized gain (loss) on investments	1.36	1.16	(1.76)	1.93
Total from Investment Operations	1.34	1.13	(1.76)	2.59
Distributions:
Dividends from investment income—net	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	(.00)[c]	—	(.17)	—
Net asset value, end of period	15.63	14.29	13.16	15.09
Total Return (%)	9.42[d]	8.50	(11.68)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60[e]	1.54	1.35	1.41[e]
Ratio of net expenses to average net assets	1.25[e]	1.27	1.35	1.35[e]
Ratio of net investment income (loss) to average net assets	(.32)[e]	(.24)	(.03)	2.86[e]
Portfolio Turnover Rate	18.34[d]	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	14,938	2,618	347	784

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2017	Year Ended October 31,
Class Y Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.35	13.22	15.13	12.50
Investment Operations:
Investment income (loss)—net[b]	(.02)	.01	.02	.05
Net realized and unrealized gain (loss) on investments	1.36	1.12	(1.76)	2.58
Total from Investment Operations	1.34	1.13	(1.74)	2.63
Distributions:
Dividends from investment income—net	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	(.00)[c]	—	(.17)	—
Net asset value, end of period	15.69	14.35	13.22	15.13
Total Return (%)	9.38[d]	8.47	(11.51)	21.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30[e]	1.42	1.28	1.70[e]
Ratio of net expenses to average net assets	1.25[e]	1.26	1.28	1.35[e]
Ratio of net investment income (loss) to average net assets	(.31)[e]	.07	.13	.52[e]
Portfolio Turnover Rate	18.34[d]	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	109,270	103,139	97,314	96,129

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

18

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Foreign Common Stocks†	121,899,823	—	—	121,899,823
Registered Investment Company	4,602,760	—	—	4,602,760
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	1,704	—	1,704
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(51)	—	(51)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2016, $142,626 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

20

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,936,623	17,503,561	14,837,424	4,602,760	3.7

Certain affiliated investment companies may also invest in the fund. At April 30, 2017, Dreyfus Diversified Emerging Markets Fund, an affiliate of the fund, held 3,795,422 Class Y shares representing approximately 48% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $10,437,563 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $2,938,859 of short-term capital losses and $7,498,704 of long-term capital losses which can be carried forward for an unlimited period.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

22

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus in place during the period ended April 30, 2017, the fund had agreed to pay a management fee at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. Effective May 1, 2017, pursuant to a revised management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of .75% of the value of the fund’s average daily net assets. Dreyfus had contractually agreed, from November 1, 2016 through April 30, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.25% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from May 1, 2017 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding certain expenses as described above) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $31,969 during the period ended April 30, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $247 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $405 and $82, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $559 for transfer agency services and $27 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $24.

24

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $53,387 pursuant to the custody agreement. These fees were partially offset by earnings credits of $129.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $96,966, Distribution Plan fees $87, Shareholder Services Plan fees $98, custodian fees $59,915, Chief Compliance Officer fees $3,861 and transfer agency fees $157, which are offset against an expense reimbursement currently in effect in the amount of $9,109.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended April 30, 2017, redemption fees charged and retained by the fund amounted to $3,270.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2017, amounted to $26,197,883 and $19,173,843, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each type of derivative instrument that was held by the fund during the period ended April 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

26

At April 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,704	(51)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,704	(51)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,704	(51)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	122		(1)	-	121
State Street Bank and Trust Co.	1,550		(50)	-	1,500
UBS	32		-	-	32
Total	1,704		(51)	-	1,653

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Citigroup	(1)		1	-	-
State Street Bank and Trust Co.	(50)		50	-	-
Total	(51)		51	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2017:

Average Market Value ($)
Forward contracts	265,043

At April 30, 2017, accumulated net unrealized appreciation on investments was $28,135,776, consisting of $29,337,320 gross unrealized appreciation and $1,201,544 gross unrealized depreciation.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016 and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period and above and slightly below the Performance Group and Performance Universe medians, respectively for the two-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index showing that the fund’s return was higher than the return of the index in one of the two years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were at or above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus had contractually agreed, until March 1, 2017, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the fund’s average daily net assets. The Board was informed that Dreyfus would contractually agree, until March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of

30

the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also considered the expenses limitation arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

***********

At a meeting of the fund’s Board of Directors held on April 26-27, 2017, the Board considered the approval of an amendment of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”), and the Sub-Investment Advisory Agreement (the “Subadvisory Agreement” together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. Dreyfus proposed to amend the Management Agreement to reduce the management fee payable by the fund from an annual rate of 1.00% to 0.75% and to

32

amend the Subadvisory Agreement to reduce the subadvisory fee payable to Dreyfus to the Subadvisor, effective May 1, 2017. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. Since the Board had renewed the Agreements at the February Meeting, and, other than as discussed below, there had been no materials changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the February Meeting. In considering amendment of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The nature, extent and quality of services provided had been considered at the February Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered that Dreyfus does not believe that the proposed amendment to the Agreement would have any adverse impact on the scope or quality of the services provided to the fund by Dreyfus; and the proposed amendment also would not result in any change to the investment management of the fund.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the February Meeting.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and discussed the results of the comparisons. The Board noted that the fund’s proposed management fee was below the Expense Group median for both contractual and actual management fees and the fund’s total expenses (both the current actual expenses and the proposed expenses after giving effect to the expense limitation described below) were below the Expense Group median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until March 1, 2018 for Class A, C, I and Y shares and until March 31, 2018 for Class T Shares, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the February Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the February Meeting. Dreyfus representatives noted that the amendments would result in a reduction in Dreyfus’ fee (and therefore negatively impacting profitability and economies of scale) and that potential benefits would not change materially as a result of the amendments from those considered at the February Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus continue to be adequate and appropriate.

• The Board concluded that the fee to be paid to Dreyfus supported renewal of the Agreements in light of the considerations described above.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements and of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Agreements.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Global Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6243SA0417

Dreyfus Select Managers Long/Short Fund

SEMIANNUAL REPORT April 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Long/Short Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Select Managers Long/Short Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by the fund’s portfolio allocation managers, Christopher E. Crerend and Jeffrey A. Brozek of EACM Advisors LLC

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Select Managers Long/Short Fund’s Class A shares produced a total return of 3.14%, Class C shares returned 2.87%, Class I shares returned 3.37%, and Class Y shares returned 3.36%.1 In comparison, the fund’s benchmark, the HFRX Equity Hedge Index, produced a total return of 5.14%, and the MSCI ACWI Index, a broad-based index, produced a total return of 11.76% for the same period.2,3 Because of several factors, including that the MSCI ACWI Index does not include short positions, we believe the HFRX Equity Hedge Index may be a more meaningful performance benchmark.

Global stock markets rallied over the reporting period in the midst of improving economic conditions and expectations of more business-friendly U.S. government policies. The fund lagged its benchmark as the long portfolio advanced, but short equity positions generally proved counterproductive in the rising equity market environment.

Effective November 4, 2016, Dreyfus terminated the Sub-Investment Advisory Agreement with Kingsford Capital Management, LLC. Effective May 5, 2017, Dreyfus terminated the Sub-Investment Advisory Agreement with Owl Creek Asset Management, L.P. Effective May 15, 2017, Dalton Investments LLC and Longhorn Capital Partners, L.P. became subadvisers to the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation with lower volatility than, and moderate correlation to, major equity market indices. The fund uses a “manager-of-managers” approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund’s assets. The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices. Each of the fund’s subadvisers acts independently of any other subadviser and uses its own methodology to select portfolio investments.

The fund normally invests in equity securities, typically common stocks, including securities issued by other investment companies, such as exchange-traded funds (ETFs). The fund expects to maintain significant short positions in equity securities and equity-related instruments, including derivative instruments and ETFs. Although the fund intends to maintain an overall long position in its investments, in certain circumstances, the fund’s short positions may approach or reach the size of the fund’s overall long position.

Improved Economic Outlook Bolstered Global Stocks

Equities in most regional markets fared well over the reporting period. The widely unexpected outcome of the U.S. presidential election provided a lift to equity prices as investors anticipated more business-friendly fiscal, regulatory and tax policies under the new administration. Additionally, developed economies outside the U.S. recently have demonstrated improvement after an extended period of persistent sluggishness, and

3

DISCUSSION OF FUND PERFORMANCE (continued)

continued accommodative monetary policies from central banks in Europe and Japan are expected to provide further economic support. This uptick in investor sentiment benefited the more economically sensitive segments of the market, which generally led the market’s advance during the reporting period.

Long Positions Gained Value, Shorts Dampened Fund Performance

The fund’s long portfolio was broadly profitable, mostly notably through its positions in the United States and Europe. Top performers in the consumer discretionary sector included fast food chain McDonald’s, flooring manufacturer Mohawk Industries, ski resorts operator Vail Resorts, and luxury goods purveyor LVMH Moët Hennessy Louis Vuitton. The fund’s results in the information technology sector were bolstered by long positions in Internet giant Alphabet, digital information provider Yahoo!, computer storage specialist Western Digital, and software and services company PTC. To a lesser degree, financial companies such as Bank of America, Bank of the Ozarks, Allianz, and Danske Bank gained value, as did industrial companies including railroad operator CSX, French construction and engineering firm VINCI, German aerospace components producer Rheinmetall, and France-based aircraft manufacturer Airbus Group.

The backdrop proved difficult for short positions and equity hedging strategies as markets were driven more by macroeconomic and political influences than by underlying company fundamentals. Short positions in the information technology sector, such as specialty glassmaker Corning, software developer Workday, and video game producer Activision Blizzard weighed on relative results. Other unsuccessful shorts included motion controls specialist Parker Hannifin, aerospace firm United Technologies, and German airline Deutsche Lufthansa in the industrials sector. Short positions in cosmetics retailer Ulta Beauty and Darden Restaurants hurt results in the consumer discretionary sector. Lastly, the fund’s exposure to portfolio hedges against U.S. and European equities also undermined relative results.

4

A Balanced Investment Posture

During the reporting period, the fund’s net long exposure modestly increased as subadvisers embraced a more constructive view of business fundamentals and corporate earnings. Yet, we are aware that market expectations are high, and that any economic or political disappointments could derail investor sentiment. We therefore aim to maintain a balanced portfolio, with broad diversification across sectors and geographies, and meaningful short exposure to help protect against unexpected market volatility.

May 15, 2017

Please note: the position in any security highlighted with italicized typeface was sold, or with respect to short positions in securities, closed, during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends on the ability to allocate effectively the fund’s assets among the subadvisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Manager-of-managers funds carry risks because each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s different exposures to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The HFRX Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI Index captures large- and mid-cap representation across developed market (DM) countries and emerging market (EM) countries. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Long/Short Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$15.36	$18.91	$13.26	$13.97
Ending value (after expenses)	$1,031.40	$1,028.70	$1,033.70	$1,033.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$15.20	$18.70	$13.12	$13.81
Ending value (after expenses)	$1,009.67	$1,006.15	$1,011.75	$1,011.06

† Expenses are equal to the fund’s annualized expense ratio of 3.05% for Class A, 3.76% for Class C, 2.63% for Class I and 2.77% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Common Stocks - 69.2%	Shares		Value ($)
Automobiles & Components - 1.1%
Daimler	22,880		1,704,747
Johnson Controls International	74,216		3,085,159
			4,789,906
Banks - 4.2%
ABN AMRO Group	74,283	[a]	1,950,089
Banco Comercial Portguese	2,346,119	[b]	523,393
Bank of America	189,649	[c]	4,426,408
Bank of the Ozarks	10,105		479,684
Capital Bank Financial, Cl. A	3,997		165,876
Erste Group Bank	11,031	[b]	394,368
ING Groep	134,808		2,194,621
JPMorgan Chase & Co.	44,265	[c]	3,851,055
KBC Group	18,794		1,356,905
Regions Financial	37,575		516,656
Signature Bank	11,381	[b]	1,575,699
Western Alliance Bancorp	10,399	[b]	498,112
			17,932,866
Capital Goods - 4.1%
ABB	91,630		2,243,323
Airbus Group	46,374		3,749,746
Dover	36,470		2,876,754
FLSmidth & Co A/S	22,421		1,348,560
Pentair	30,550		1,970,780
Rheinmetall	18,842		1,729,198
Rockwell Automation	3,432	[c]	540,025
Sandvik	78,445		1,259,399
Siemens	10,013		1,435,384
Skanska, Cl. B	18,468		441,824
			17,594,993
Commercial & Professional Services - 1.2%
Adecco Group	8,784		652,400
Dun & Bradstreet	24,530	[c]	2,688,733
ISS	32,503		1,348,054
KAR Auction Services	10,922		476,418
			5,165,605
Consumer Durables & Apparel - 2.8%
Cie Financiere Richemont	26,767		2,236,860

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 69.2% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 2.8% (continued)
D.R. Horton	44,364		1,459,132
Deckers Outdoor	49,640	[b,c]	2,958,048
Mohawk Industries	8,680	[b,c]	2,037,977
NIKE, Cl. B	2,306		127,775
PVH	29,400	[c]	2,970,282
			11,790,074
Consumer Services - 2.2%
Dunkin' Brands Group	17,645	[c]	985,650
Hilton Worldwide Holdings	45,143		2,662,083
McDonald's	10,416		1,457,511
Playa Hotels & Resorts	188,815	[b]	1,961,788
Royal Caribbean Cruises	5,140	[c]	547,924
Vail Resorts	9,300	[c]	1,838,238
			9,453,194
Diversified Financials - 1.3%
Affiliated Managers Group	19,135		3,168,565
Berkshire Hathaway, Cl. B	1,373	[b]	226,833
Fortress Investment Group LLC	58,693		471,892
Intercontinental Exchange	11,858		713,852
OM Asset Management	63,447		987,235
			5,568,377
Energy - 5.4%
Anadarko Petroleum	42,920	[c]	2,447,298
Concho Resources	19,849	[b,c]	2,514,074
ConocoPhillips	59,366		2,844,225
Continental Resources	8,449	[b,c]	358,322
Halliburton	97,453	[c]	4,471,144
Kinder Morgan	53,450	[c]	1,102,674
Nabors Industries	79,151		818,421
ONEOK Partners LP	40,940		2,106,772
Parsley Energy, Cl. A	10,785	[b]	321,285
Pioneer Natural Resources	8,516	[c]	1,473,183
Precision Drilling	117,093	[b]	465,781
SBM Offshore	54,126		891,762
TechnipFMC	87,046	[b,c]	2,622,696
Western Refining	20,975	[c]	723,428
			23,161,065
Food, Beverage & Tobacco - 3.4%
Constellation Brands, Cl. A	6,904		1,191,216

8

Common Stocks - 69.2% (continued)	Shares		Value ($)
Food, Beverage & Tobacco - 3.4% (continued)
Kraft Heinz	19,735		1,783,847
Mead Johnson Nutrition	36,848	[c]	3,269,155
Molson Coors Brewing, Cl. B	12,351	[c]	1,184,337
Mondelez International, Cl. A	30,340		1,366,210
Nestle	39,503		3,043,121
Reynolds American	43,435	[c]	2,801,557
			14,639,443
Health Care Equipment & Services - 4.8%
Aetna	24,615	[c]	3,324,748
Alere	19,264	[b]	947,211
Becton Dickinson & Co.	25,415		4,751,843
Boston Scientific	15,588	[b]	411,211
C.R. Bard	13,457		4,137,758
Getinge, Cl. B	56,155		1,097,448
Universal Health Services, Cl. B	27,579	[c]	3,330,440
Zimmer Biomet Holdings	19,480		2,330,782
			20,331,441
Household & Personal Products - .6%
Estee Lauder, Cl. A	5,044		439,534
Svenska Cellulosa, Cl. B	24,923		825,580
Unilever	24,048		1,261,183
			2,526,297
Insurance - 1.3%
Allianz	11,752		2,237,696
Allied World Assurance Company Holdings	30,633		1,626,306
American International Group	24,210		1,474,631
Fidelity & Guaranty Life	6,134		174,512
			5,513,145
Materials - 5.2%
Air Products & Chemicals	13,840	[c]	1,944,520
Akzo Nobel	32,687		2,858,448
Aperam	5,720		287,988
LANXESS	20,630		1,489,912
Monsanto	6,727		784,435
PPG Industries	26,624		2,924,380
Salzgitter AG	12,543		430,046
Sherwin-Williams	25,999	[c]	8,701,345
Valspar	3,114		350,138
Valvoline	9,119		202,898

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 69.2% (continued)	Shares		Value ($)
Materials - 5.2% (continued)
W.R. Grace & Co.	28,150	[c]	1,962,618
			21,936,728
Media - 2.1%
CBS, Cl. B	22,105	[c]	1,471,309
Comcast, Cl. A	30,292	[c]	1,187,143
DISH Network, Cl. A	23,252	[b]	1,498,359
Houghton Mifflin Harcourt	49,115	[b]	564,823
Time Warner	36,294	[c]	3,602,905
Tribune Media Co	9,972		364,576
World Wrestling Entertainment, Cl. A	10,686		229,001
			8,918,116
Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
Allergan	9,688	[c]	2,362,516
Bio-Rad Laboratories, Cl. A	12,935	[b]	2,823,193
			5,185,709
Real Estate - .7%
FelCor Lodging Trust	34,316	[d]	265,949
New York	109,579	[d]	1,045,384
Vonovia	48,414		1,752,728
			3,064,061
Retailing - 3.2%
AutoZone	4,954	[b,c]	3,429,109
Cabela's	1,158	[b]	63,227
CarMax	20,260	[b]	1,185,210
Dollar General	33,125	[c]	2,408,519
Dollar Tree	22,050	[b]	1,825,078
Home Depot	9,391		1,465,935
Lowe's	15,904	[c]	1,349,932
Swatch Group-BR	4,331		1,733,706
			13,460,716
Semiconductors & Semiconductor Equipment - 4.5%
Broadcom	11,580	[c]	2,556,980
Infineon Technologies	70,440		1,457,877
Intel	47,980	[c]	1,734,477
Microchip Technology	52,185		3,944,142
NXP Semiconductors	90,272	[b,c]	9,546,264
			19,239,740
Software & Services - 6.3%
Cognizant Technology Solutions, Cl. A	77,920	[c]	4,693,122

10

Common Stocks - 69.2% (continued)	Shares		Value ($)
Software & Services - 6.3% (continued)
Convergys	15,388		346,384
CSRA	29,265	[c]	851,026
Ctrip.com International, ADR	8,028	[b]	405,494
Dell Technologies, Cl. V	7,480		501,983
DH	38,743		720,622
Microsoft	15,170	[c]	1,038,538
Mobileye	49,070	[b,c]	3,038,414
Nuance Communications	126,361	[b]	2,260,598
Oracle	25,125		1,129,620
PTC	63,159	[b]	3,413,744
Software AG	22,713		999,548
Symantec	14,153		447,659
Total System Services	67,125	[c]	3,846,934
Verint Systems	31,781	[b]	1,248,993
VMware, Cl. A	6,202	[b]	583,732
Yahoo!	29,914	[b,c]	1,442,154
			26,968,565
Technology Hardware & Equipment - 5.9%
Alphabet, Cl. A	1,083	[b,c]	1,001,255
Alphabet, Cl. C	3,082	[b,c]	2,792,169
Brocade Communications Systems	233,739		2,938,099
FLIR Systems	25,570		939,186
Hewlett Packard Enterprise	93,110		1,734,639
HP	192,888	[c]	3,630,152
Juniper Networks	59,640		1,793,375
Lumentum Holdings	27,030	[b]	1,155,533
NetApp	94,823	[c]	3,778,697
Palo Alto Networks	21,746	[b]	2,357,484
Western Digital	35,994		3,205,986
			25,326,575
Telecommunication Services - 2.2%
Altice, Cl. A	43,975	[b]	1,092,405
Cellnex Telecom	86,476	[a]	1,528,369
FairPoint Communications	15,510	[b]	264,446
Level 3 Communications	10,018	[b]	608,694
VEON	539,217		2,226,966
Verizon Communications	74,789	[c]	3,433,563
West	5,312		141,777
			9,296,220

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 69.2% (continued)	Shares		Value ($)
Transportation - 3.9%
CSX	92,823	[c]	4,719,121
FedEx	37,553	[c]	7,123,804
Norfolk Southern	24,340	[c]	2,859,707
Union Pacific	16,011		1,792,592
			16,495,224
Utilities - 1.6%
Atmos Energy	27,580	[c]	2,234,532
Black Hills	21,450	[c]	1,459,029
NextEra Energy	21,915		2,926,967
			6,620,528
Total Common Stocks (cost $263,527,039)			294,978,588
Preferred Stocks - .3%
Household & Personal Products - .3%
Henkel & Co. (cost $1,188,666)	9,076		1,235,812
Warrants - .1%	Number of Warrants		Value ($)
Consumer Services - .1%
Playa Hotels & Resorts (3/10/2022) (cost $159,990)	229,850	[b]	181,582
Options Purchased - .1%	Number of Contracts		Value ($)
Call Options - .1%
Akorn, September 2017 @ $35	4,900		539
Alphabet, Cl. A, May 2017 @ $850	1,500		120,150
CenturyLink, January 2018 @ $30	1,300		813
CenturyLink, January 2018 @ $30	4,400		1,210
CenturyLink, January 2018 @ $30	5,100		1,530
CenturyLink, January 2018 @ $30	8,100		2,430
CenturyLink, January 2018 @ $30	5,800		928
Dollar General, August 2017 @ $70	15,200		83,600
HP, June 2017 @ $18	58,800		75,852
Monsanto, July 2017 @ $110	700		1,540
Red Hat, June 2017 @ $100	22,100		3,315
Rite Aid, August 2017 @ $6	100		50
Rite Aid, August 2017 @ $6	100		21
Rite Aid, August 2017 @ $6	5,600		2,520
Rite Aid, August 2017 @ $6	20,800		3,536
Sinclair Broadcast Group, Cl. A, September 2017 @ $45	3,200		3,520
Sinclair Broadcast Group, Cl. A, September 2017 @ $45	1,100		946
Sinclair Broadcast Group, Cl. A, September 2017 @ $45	1,100		1,265

12

Options Purchased - .1% (continued)	Number of Contracts	Value ($)
Call Options - .1% (continued)
Tesoro, May 2017 @ $82.5	1,500	1,815
West Corporation, May 2017 @ $25	4,300	9,245
Westar Energy, September 2017 @ $55	4,600	5,520
Westar Energy, September 2017 @ $55	2,100	1,113
		321,458
Put Options - .0%
Akorn, September 2017 @ $35	1,500	150
Akorn, September 2017 @ $35	2,300	115
Amazon.com, May 2017 @ $880	600	1,668
Amphenol, Cl. A, July 2017 @ $70	13,700	18,495
Cabela's, June 2017 @ $37.5	4,400	220
CenturyLink, January 2018 @ $30	4,500	315
Equinix, June 2017 @ $370	1,400	2,450
MoneyGram International, November 2017 @ $17.5	500	50
MoneyGram International, November 2017 @ $17.5	400	260
MoneyGram International, November 2017 @ $17.5	2,000	800
Monsanto, July 2017 @ $110	6,800	7,446
PPG Industries, June 2017 @ $105	2,100	2,468
PPG Industries, June 2017 @ $105	900	1,710
Russell 2000 Index, June 2017 @ $135	5,300	88,510
S&P 500 Index, June 2018 @ $2,150	1,200	87,216
S&P 500 Index, May 2017 @ $2,370	500	8,325
S&P 500 Index, May 2017 @ $2,370	2,200	26,620
S&P 500 Index, May 2017 @ $2,370	2,200	4,730
S&P 500 Index, May 2017 @ $2,370	500	1,145
Time Warner, June 2017 @ $95	2,200	913
Tribune Media, Cl. A, June 2017 @ $35	5,000	3,750
Tribune Media, Cl. A, June 2017 @ $35	2,100	2,520
Unilever (NY Shares), May 2017 @ $45	2,200	242

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Purchased - .1% (continued)	Number of Contracts	Value ($)
Put Options - .0% (continued)
United Continential Holdings, June 2017 @ $70	8,700	24,795
		284,913
Total Options Purchased (cost $760,795)		606,371
Total Investments (cost $265,636,490)	69.7%	297,002,353
Cash and Receivables (Net)	30.3%	129,243,063
Net Assets	100.0%	426,245,416

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities were valued at $3,478,458 or .82% of net assets.
bNon-income producing security.
cHeld by a broker as collateral for open short positions.
dInvestment in real estate investment trust.

14

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	6.3
Technology Hardware & Equipment	5.9
Energy	5.4
Materials	5.2
Health Care Equipment & Services	4.8
Semiconductors & Semiconductor Equipment	4.5
Banks	4.2
Capital Goods	4.1
Transportation	3.9
Food, Beverage & Tobacco	3.4
Retailing	3.2
Consumer Durables & Apparel	2.8
Consumer Services	2.3
Telecommunication Services	2.2
Media	2.1
Utilities	1.6
Diversified Financials	1.3
Insurance	1.3
Pharmaceuticals, Biotechnology & Life Sciences	1.2
Commercial & Professional Services	1.2
Automobiles & Components	1.1
Household & Personal Products	.9
Real Estate	.7
Options Purchased	.1
69.7

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF SECURITIES SOLD SHORT
April 30, 2017 (Unaudited)

Common Stocks - 34.8%	Shares	Value ($)
Automobiles & Components - .9%
Autoliv	13,740	1,376,611
Ford Motor	85,335	978,792
Toyota Motor, ADR	14,199	1,535,480
		3,890,883
Capital Goods - 1.7%
Boeing	3,004	555,229
Carlisle Cos	4,640	470,450
Emerson Electric	16,400	988,592
GATX	16,000	958,400
General Electric	17,598	510,166
Regal Beloit	16,670	1,314,429
Triumph Group	33,025	865,255
United Technologies	8,096	963,343
WESCO International	7,290	444,326
		7,070,190
Commercial & Professional Services - .1%
WageWorks	6,650	490,770
Consumer Durables & Apparel - 1.1%
Hasbro	10,060	997,047
Leggett & Platt	25,080	1,317,703
NIKE	12,806	709,580
VF	9,430	515,161
Whirlpool	5,325	988,746
		4,528,237
Consumer Services - .4%
Darden Restaurants	7,025	598,460
ServiceMaster Global Holdings	28,630	1,090,803
		1,689,263
Diversified Financials - .2%
Evercore Partners	13,155	970,181
Energy - 4.7%
Apache	16,591	806,986
Baker Hughes	23,601	1,401,191
Chevron	13,878	1,480,783
EOG Resources	18,800	1,739,000
Exxon Mobil	17,088	1,395,235

16

Common Stocks - 34.8% (continued)	Shares	Value ($)
Energy - 4.7% (continued)
Hess	11,296	551,584
Marathon Oil	64,845	964,245
National Oilwell Varco	64,050	2,239,828
Noble Energy	5,319	171,963
Occidental Petroleum	44,220	2,721,299
ONEOK	40,327	2,121,603
Schlumberger	42,156	3,060,104
Tesoro	8,244	657,129
Valero Energy	9,488	613,020
		19,923,970
Exchange-Traded Funds - 7.9%
Consumer Discretionary Select Sector SPDR Fund	19,481	1,754,459
Consumer Staples Select Sector SPDR Fund	53,257	2,938,721
Health Care Select Sector SPDR Fund	14,048	1,060,624
Industrial Select Sector SPDR Fund	19,161	1,271,141
iShares Russell 2000 ETF	87,617	12,184,020
SPDR S&P 500 ETF Trust	34,177	8,136,860
SPDR S&P Regional Banking ETF	1,350	72,968
Technology Select Sector SPDR Fund	89,798	4,883,215
VanEck Vectors Semiconductor ETF	14,770	1,177,169
		33,479,177
Food & Staples Retailing - .2%
Wal-Mart Stores	13,643	1,025,681
Food, Beverage & Tobacco - 2.4%
B&G Foods	22,700	953,400
British American Tobacco, ADR	22,846	1,554,442
Brown-Forman, Cl. B	25,820	1,221,802
Constellation Brands, Cl. A	3,841	662,726
General Mills	18,973	1,091,137
Hormel Foods	65,830	2,309,316
Kellogg	13,280	942,880
Kraft Heinz	13,994	1,264,918
		10,000,621
Health Care Equipment & Services - 1.0%
ABIOMED	8,410	1,095,991
Becton Dickinson & Co.	2,046	382,541
LivaNova	20,885	1,100,640
Patterson	21,100	938,739
VCA	6,586	603,080
		4,120,991

17

STATEMENT OF SECURITIES SOLD SHORT (Unaudited) (continued)

Common Stocks - 34.8% (continued)	Shares		Value ($)
Household & Personal Products - 1.0%
Church & Dwight	17,900		886,587
Coty	27,350		488,198
Electrolux, Cl. B	18,220		541,213
Proctor & Gamble	25,112		2,193,031
			4,109,029
Insurance - .6%
Axis Capital Holdings	15,000		988,500
Everest Re Group	4,300		1,082,353
Fairfax Financial Holdings	939		429,241
			2,500,094
Materials - .9%
BorgWarner	29,620		1,252,334
PPG Industries	1,220		134,005
Praxair	10,260		1,282,295
Scotts Miracle-Gro	10,465		1,010,919
			3,679,553
Media - .1%
Netflix	2,445		372,129
Pharmaceuticals, Biotechnology & Life Sciences - .9%
Bruker	51,270		1,250,475
Roche Holding	6,045		1,581,421
UCB	8,129		633,659
United Therapeutics	3,570		448,749
			3,914,304
Real Estate - 1.4%
DCT Industrial Trust	20,000	a	1,011,200
Digital Realty Trust	15,483		1,778,068
Equinix	3,203	a	1,337,893
Park Hotels & Resorts	48,230		1,238,064
Public Storage	3,139	a	657,244
RLJ Lodging Trust	1,607	a	34,534
			6,057,003
Retailing - 1.1%
Bed Bath & Beyond	18,500		716,875
CST Brands	26,773		1,292,868
Ross Stores	7,610		494,650
Tractor Supply	13,760		851,882
Ulta Beauty	4,260		1,198,934
			4,555,209

18

Common Stocks - 34.8% (continued)	Shares	Value ($)
Semiconductors & Semiconductor Equipment - .3%
Advanced Energy Industries	10,950	808,110
Lattice Semiconductor	9,378	64,333
NVIDIA	3,189	332,613
		1,205,056
Software & Services - 4.1%
Accenture, Cl. A	12,616	1,530,321
Activision Blizzard	41,484	2,167,539
Adobe Systems	9,598	1,283,637
Alibaba Group Holding, ADR	9,910	1,144,605
Check Point Software Technologies	8,806	915,912
Electronic Arts	17,595	1,668,358
Infosys, ADR	163,380	2,378,813
International Business Machines	17,408	2,790,328
Vmware	7,460	702,135
Workday	32,689	2,857,019
		17,438,667
Technology Hardware & Equipment - 1.4%
Amphenol, Cl. A	24,451	1,768,052
Corning	125,585	3,623,127
InvenSense	53,284	685,232
Seagate Technology	70	2,949
		6,079,360
Telecommunication Services - .2%
AT&T	2,840	112,549
CenturyLink	21,539	552,906
Consolidated Communications Holdings	11,332	268,228
		933,683
Transportation - .5%
CH Robinson Worldwide	6,800	494,360
Deutsche Lufthansa	60,950	1,051,663
Union Pacific	6,600	738,936
		2,284,959
Utilities - 1.7%
American Electric Power	26,000	1,763,580
Consolidated Edison	22,800	1,807,584
Duke Energy	21,100	1,740,750
Hawaiian Electric Industries	28,575	957,834

19

STATEMENT OF SECURITIES SOLD SHORT (Unaudited) (continued)

Common Stocks - 34.8% (continued)	Shares	Value ($)
Utilities - 1.7% (continued)
Southern	19,225	957,404
		7,227,152
Total Securities Sold Short (proceeds $143,080,869)		147,546,162

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Investment in real estate investment trust.

Portfolio Summary (Unaudited) †	Value (%)
Exchange-Traded Funds	7.9
Energy	4.7
Software & Services	4.1
Food, Beverage & Tobacco	2.4
Utilities	1.7
Capital Goods	1.7
Technology Hardware & Equipment	1.4
Real Estate	1.4
Retailing	1.1
Consumer Durables & Apparel	1.1
Health Care Equipment & Services	1.0
Household & Personal Products	1.0
Pharmaceuticals, Biotechnology & Life Sciences	.9
Automobiles & Components	.9
Materials	.9
Insurance	.6
Transportation	.5
Consumer Services	.4
Semiconductors & Semiconductor Equipment	.3
Food & Staples Retailing	.2
Diversified Financials	.2
Telecommunication Services	.2
Commercial & Professional Services	.1
Media	.1
34.8

† Based on net assets.

See notes to financial statements.

20

STATEMENT OF FUTURES
April 30, 2017 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Futures Short
Amsterdam Exchange Index	13	(1,463,247)	May 2017	(19,264)
CAC 40 10 Euro	71	(4,033,300)	May 2017	(157,607)
DAX	10	(3,395,215)	June 2017	(105,555)
DJ Euro Stoxx 50	377	(14,406,178)	June 2017	(561,802)
FTSE 100	47	(4,361,659)	June 2017	53,526
OMX Stockholm 30 Index	47	(858,569)	May 2017	(5,705)
Gross Unrealized Appreciation				53,526
Gross Unrealized Depreciation				(849,933)

See notes to financial statements.

21

STATEMENT OF OPTIONS WRITTEN

April 30, 2017 (Unaudited)

	Number of Contracts	Value ($)
Call Options:
Mead Johnson Nutrition
August 2017 @ 90	11	(44)
Put Options:
S&P 500 Index,
May 2017 @ 2,270	44	(19,844)
S&P 500 Index,
May 2017 @ 2,290	10	(5,730)
Total Options Written (premiums received $34,630)		(25,618)

See notes to financial statements.

22

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Goldman Sachs International
Canadian Dollar,
Expiring
5/2/2017	114,055	83,741	83,554	(187)
Morgan Stanley Capital Services
British Pound,
Expiring
5/17/2017	845,000	1,056,807	1,095,051	38,244
6/15/2017	600,000	732,360	778,224	45,864
Canadian Dollar,
Expiring
6/15/2017	1,100,000	821,373	806,426	(14,947)
Chinese Yuan Renminbi,
Expiring
7/20/2017	14,781,037	2,129,833	2,127,810	(2,023)
Danish Krone,
Expiring
5/17/2017	14,240,000	2,070,551	2,087,462	16,911
Euro,
Expiring
5/3/2017	1,020,364	1,112,013	1,111,483	(530)
5/17/2017	3,137,000	3,391,866	3,420,509	28,643
6/15/2017	1,750,000	1,858,053	1,911,057	53,004
6/21/2017	103,000	110,630	112,514	1,884
Swedish Krona,
Expiring
5/2/2017	10,372,136	1,174,661	1,171,027	(3,634)
5/3/2017	2,857,712	322,756	322,639	(117)
5/17/2017	48,546,000	5,391,913	5,486,545	94,632
6/21/2017	4,411,000	492,189	499,457	7,268
Swiss Franc,
Expiring
5/17/2017	3,068,000	3,089,319	3,087,296	(2,023)
6/15/2017	2,425,000	2,418,494	2,444,744	26,250
6/21/2017	2,697,373	2,722,927	2,720,299	(2,628)
Sales:
Goldman Sachs International
Swiss Franc,
Expiring
5/3/2017	104,226	104,824	104,750	74
Morgan Stanley Capital Services
British Pound,
Expiring
5/17/2017	303,000	389,254	392,663	(3,409)

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Morgan Stanley Capital Services (continued)
Canadian Dollar,
Expiring
5/31/2017	973,803	717,274	713,723	3,551
6/15/2017	300,000	221,852	219,934	1,918
6/21/2017	649,000	482,095	475,841	6,254
Chinese Yuan Renminbi,
Expiring
7/20/2017	14,781,036	2,115,445	2,127,810	(12,365)
Danish Krone,
Expiring
5/1/2017	8,433,509	1,233,608	1,235,091	(1,483)
5/17/2017	32,563,000	4,651,981	4,773,457	(121,476)
Euro,
Expiring
5/2/2017	963,906	1,048,904	1,049,984	(1,080)
5/17/2017	19,465,000	20,713,611	21,224,168	(510,557)
6/21/2017	8,067,000	8,716,850	8,812,140	(95,290)
Swedish Krona,
Expiring
5/17/2017	76,792,000	8,560,031	8,678,836	(118,805)
Swiss Franc,
Expiring
5/2/2017	3,197,964	3,217,300	3,214,034	3,266
5/3/2017	13,176	13,251	13,242	9
5/17/2017	12,095,000	12,070,150	12,171,069	(100,919)
6/15/2017	425,000	421,536	428,460	(6,924)
6/21/2017	3,623,373	3,621,235	3,654,170	(32,935)
Gross Unrealized Appreciation				327,772
Gross Unrealized Depreciation				(1,031,332)

See notes to financial statements.

24

STATEMENT OF SWAP AGREEMENTS

April 30, 2017 (Unaudited)

OTC Total Return Swaps

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	787,547	ACS Actividades de Construccion	Morgan Stanley Capital Services	11/21/2016	5,380
Receive	2,477,930	Actelion	Morgan Stanley Capital Services	1/30/2019	86,449
Receive	1,179,247	Air Liquide	Morgan Stanley Capital Services	11/21/2016	(4,740)
Receive	275,365	AKZO NOBEL	Morgan Stanley Capital Services	12/31/2018	1,267
Receive	174,097	Amec Foster Wheeler	Morgan Stanley Capital Services	2/27/2019	(7,084)
Receive	1,289,744	Carnival	Morgan Stanley Capital Services	11/21/2017	69,264
Receive	383,934	CHRISTIAN DIOR	Morgan Stanley Capital Services	12/31/2018	36
Receive	1,759,453	Credit Agricole	Morgan Stanley Capital Services	11/17/2017	264,851
Receive	576,107	CRH	Morgan Stanley Capital Services	11/17/2017	(1,830)
Receive	484,980	CRH	Morgan Stanley Capital Services	11/17/2017	(1,620)
Receive	1,403,926	Diageo	Morgan Stanley Capital Services	11/21/2017	(26,775)
Receive	1,341,914	EIFFAGE	Morgan Stanley Capital Services	11/21/2017	(4,339)
Receive	704,683	EUROFINS SCIENTIFIC	Morgan Stanley Capital Services	11/21/2017	(2,312)
Receive	1,113,535	InterContinental Hotels Group	Morgan Stanley Capital Services	11/21/2017	91,631
Receive	460,362	ITV	Morgan Stanley Capital Services	11/17/2017	76,244
Receive	1,624,896	Kering	Morgan Stanley Capital Services	11/17/2017	2,962
Receive	1,294,363	Lloyds Banking Group	Morgan Stanley Capital Services	11/21/2016	5,419
Receive	170,221	Luxottica Group SpA	Morgan Stanley Capital Services	12/31/2018	1,347
Receive	1,724,636	LVMH Moet Hennessy Louis Vuitton	Morgan Stanley Capital Services	11/17/2017	167,067
Receive	600,502	MONDI	Morgan Stanley Capital Services	11/21/2016	56,394
Receive	616,632	Natixis	Morgan Stanley Capital Services	11/21/2016	86,520
Receive	1,525,069	Pernod Ricard	Morgan Stanley Capital Services	11/21/2016	(1,439)
Receive	783,987	Safran	Morgan Stanley Capital Services	11/21/2016	(8,196)
Receive	1,544,975	Schneider Electric	Morgan Stanley Capital Services	11/17/2017	59,344
Receive	189,876	Smith & Nephew	Morgan Stanley Capital Services	11/21/2016	19,469

25

STATEMENT OF SWAP AGREEMENTS (Unaudited) (continued)

Receive	600,958	Smurfit Kappa Group	Morgan Stanley Capital Services	11/21/2017	(6,261)
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount ($)	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	512,219	Smurfit Kappa Group	Morgan Stanley Capital Services	11/21/2017	(14,454)
Receive	1,536,175	Sodexo	Morgan Stanley Capital Services	11/17/2017	40,528
Receive	548,381	STADA Arzneimittel AG	Morgan Stanley Capital Services	12/31/2018	5,015
Receive	1,838,979	Vinci	Morgan Stanley Capital Services	11/17/2017	183,864
Receive	1,316,371	Wolseley	Morgan Stanley Capital Services	11/21/2016	6,341
Receive	445,163	John Wood Group	Morgan Stanley Capital Services	2/27/2019	(6,679)
Pay	174,559	Essilor International	Morgan Stanley Capital Services	12/31/2018	(2,423)
Pay	127,702	HERMES INTERNATIONAL	Morgan Stanley Capital Services	12/31/2018	(600)
Pay	62,005	IDORSIA	Morgan Stanley Capital Services	4/17/2019	175
Pay	2,946,702	Ms Canada Financial Short	Morgan Stanley Capital Services	3/1/2017	495,549
Pay	183,675	John Wood Group	Morgan Stanley Capital Services	2/27/2019	8,744

Gross Unrealized Appreciation					1,733,860
Gross Unrealized Depreciation					(88,752)

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	265,636,490	297,002,353
Cash		75,157,755
Cash denominated in foreign currency	1,073	1,038
Receivable from brokers for proceeds on securities sold short—Note 4		143,080,869
Cash collateral held by broker—Note 4		40,474,073
Receivable for investment securities sold		37,204,983
Unrealized appreciation on swap agreements—See Statement of Swap Agreements—Note 4		1,733,860
Receivable from broker for swap agreements—Note 4		450,689
Dividends receivable		336,231
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		327,772
Receivable for shares of Common Stock subscribed		148,850
Receivable for futures variation margin—Note 4		107,769
Due from broker		48,878
Prepaid expenses		45,066
		596,120,186
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		671,956
Securities sold short, at value (proceeds $143,080,869)—See Statement of Securities Sold Short—Note 4		147,546,162
Payable for investment securities purchased		19,720,694
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		1,031,332
Payable for shares of Common Stock redeemed		509,169
Payable for dividends on securities sold short		204,257
Unrealized depreciation on swap agreements—See Statement of Swap Agreements—Note 4		88,752
Outstanding options written, at value (premiums received $34,630)—See Statement of Options Written—Note 4		25,618
Accrued expenses		76,830
		169,874,770
Net Assets ($)		426,245,416
Composition of Net Assets ($):
Paid-in capital		415,860,235
Accumulated investment (loss)—net		(9,121,105)
Accumulated net realized gain (loss) on investments		(7,501,560)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap agreements, securities sold short and foreign currency transactions [including ($796,407) net unrealized (depreciation) on futures]		27,007,846
Net Assets ($)		426,245,416

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	163,829	106,629	926,646	425,048,312
Shares Outstanding	13,152	8,771	73,592	33,737,208
Net Asset Value Per Share ($)	12.46	12.16	12.59	12.60

See notes to financial statements.

27

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $105,497 foreign taxes withheld at source):	2,299,351
Interest	73,672
Total Income	2,373,023
Expenses:
Management fee—Note 3(a)	4,195,419
Dividends on securities sold short	1,673,031
Custodian fees—Note 3(c)	71,201
Professional fees	38,917
Registration fees	32,405
Directors’ fees and expenses—Note 3(d)	13,415
Loan commitment fees—Note 2	8,052
Prospectus and shareholders’ reports	4,770
Shareholder servicing costs—Note 3(c)	1,339
Distribution fees—Note 3(b)	392
Miscellaneous	75,130
Total Expenses	6,114,071
Less—reduction in expenses due to undertaking—Note 3(a)	(238,690)
Less—reduction in fees due to earnings credits—Note 3(c)	(71,220)
Net Expenses	5,804,161
Investment (Loss)—Net	(3,431,138)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	18,952,886
Short sale transactions	(8,825,758)
Net realized gain (loss) on options transactions	(1,092,098)
Net realized gain (loss) on futures	(5,187,951)
Net realized gain (loss) on swap agreements	2,302,652
Net realized gain (loss) on forward foreign currency exchange contracts	1,321,886
Net Realized Gain (Loss)	7,471,617
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	16,874,835
Net unrealized appreciation (depreciation) on options transactions	(155,971)
Net unrealized appreciation (depreciation) on futures	(332,661)
Net unrealized appreciation (depreciation) on swap agreements	1,634,840
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,149,201)
Net unrealized appreciation (depreciation) on securities sold short	(7,093,144)
Net Unrealized Appreciation (Depreciation)	9,778,698
Net Realized and Unrealized Gain (Loss) on Investments	17,250,315
Net Increase in Net Assets Resulting from Operations	13,819,177

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment (loss)—net	(3,431,138)	(6,016,698)
Net realized gain (loss) on investments	7,471,617	(6,637,185)
Net unrealized appreciation (depreciation) on investments	9,778,698	8,120,099
Net Increase (Decrease) in Net Assets Resulting from Operations	13,819,177	(4,533,784)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	36,144	32,143
Class I	1,685,148	1,212,460
Class Y	45,500,199	176,424,740
Cost of shares redeemed:
Class A	(163,245)	(47,146)
Class C	-	(9,194)
Class I	(1,186,476)	(1,157,831)
Class Y	(56,824,366)	(68,799,629)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,952,596)	107,655,543
Total Increase (Decrease) in Net Assets	2,866,581	103,121,759
Net Assets ($):
Beginning of Period	423,378,835	320,257,076
End of Period	426,245,416	423,378,835
Accumulated investment (loss)—net	(9,121,105)	(5,689,967)
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,935	2,674
Shares redeemed	(13,239)	(3,934)
Net Increase (Decrease) in Shares Outstanding	(10,304)	(1,260)
Class C
Shares redeemed	-	(778)
Class Ia
Shares sold	136,272	100,172
Shares redeemed	(95,580)	(95,939)
Net Increase (Decrease) in Shares Outstanding	40,692	4,233
Class Ya
Shares sold	3,677,125	14,551,030
Shares redeemed	(4,596,907)	(5,679,979)
Net Increase (Decrease) in Shares Outstanding	(919,782)	8,871,051

[a]During the period ended April 30, 2017, 107,010 Class Y shares representing $1,322,132 were exchanged for 106,982 Class I shares and 12,950 Class A shares representing $159,725 were exchanged for 12,950 Class I shares and during the period ended October 31, 2016, 90,265 Class Y shares representing $1,091,460 were exchanged for 90,343 Class I shares.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.09	12.32	12.20	12.50
Investment Operations:
Investment (loss)—net[b]	(.12)	(.22)	(.27)	(.16)
Net realized and unrealized gain (loss) on investments	.49	(.01)[c]	.39	(.14)
Total from Investment Operations	.37	(.23)	.12	(.30)
Net asset value, end of period	12.46	12.09	12.32	12.20
Total Return (%)[d]	3.14[e]	(1.87)	.98	(2.40)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.31[f]	3.41	3.16	3.14[f]
Ratio of net expenses to average net assets	3.05[f]	3.29	3.16	3.10[f]
Ratio of net investment (loss) to average net assets	(1.91)[f]	(1.84)	(2.21)	(2.26)[f]
Portfolio Turnover Rate	185.03[e]	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	164	284	304	220

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

30

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	11.85	12.17	12.15	12.50
Investment Operations:
Investment (loss)—net[b]	(.16)	(.31)	(.37)	(.21)
Net realized and unrealized gain (loss) on investments	.47	(.01)[c]	.39	(.14)
Total from Investment Operations	.31	(.32)	.02	(.35)
Net asset value, end of period	12.16	11.85	12.17	12.15
Total Return (%)[d]	2.87[e]	(2.63)	.17	(2.80)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.05[f]	4.17	3.96	3.87[f]
Ratio of net expenses to average net assets	3.76[f]	4.05	3.96	3.77[f]
Ratio of net investment (loss) to average net assets	(2.63)[f]	(2.60)	(3.03)	(2.97)[f]
Portfolio Turnover Rate	185.03[e]	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	107	104	116	107

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.18	12.38	12.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.09)	(.19)	(.23)	(.14)
Net realized and unrealized gain (loss) on investments	.50	(.01)[c]	.39	(.14)
Total from Investment Operations	.41	(.20)	.16	(.28)
Net asset value, end of period	12.59	12.18	12.38	12.22
Total Return (%)	3.37[d]	(1.62)	1.31	(2.24)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.87[e]	3.13	2.90	2.87[e]
Ratio of net expenses to average net assets	2.65[e]	3.02	2.90	2.77[e]
Ratio of net investment (loss) to average net assets	(1.50)[e]	(1.52)	(1.83)	(1.96)[e]
Portfolio Turnover Rate	185.03[d]	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	927	401	355	98

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

32

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class Y Shares	(Unaudited)	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.19	12.39	12.23	12.50
Investment Operations:
Investment (loss)—net[b]	(.10)	(.19)	(.23)	(.15)
Net realized and unrealized gain (loss) on investments	.51	(.01)[c]	.39	(.12)
Total from Investment Operations	.41	(.20)	.16	(.27)
Net asset value, end of period	12.60	12.19	12.39	12.23
Total Return (%)	3.36[d]	(1.62)	1.31	(2.16)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.91[e]	3.05	2.80	2.75[e]
Ratio of net expenses to average net assets	2.77[e]	2.98	2.80	2.75[e]
Ratio of net investment (loss) to average net assets	(1.64)[e]	(1.55)	(1.88)	(1.96)[e]
Portfolio Turnover Rate	185.03[d]	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	425,048	422,590	319,481	289,600

a From March 31, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Long/Short Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Sirios Capital Management, L.P. (“Sirios”), Ramius Advisors, LLC (“Ramius”), Three Bridges Capital, LP (“Three Bridges”), Cramer Rosenthal McGlynn, LLC (“CRM”), Pine River Capital Management, L.P. (“Pine River”), Dalton Investments LLC (“Dalton”) and Longhorn Capital Partners,L.P. (“Longhorn”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. Effective May 15, 2017, the Company’s Board of Directors (the “Board”) approved a new sub-investment advisory agreements with Dalton and Longhorn.

Effective May 5, 2017, the Board voted to terminate the fund’s sub-investment advisory agreements with Owl Creek Asset Management, L.P.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares were increased from 400 million to 500 million and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of

34

customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, C and I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

36

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by an independent pricing service (the “Service”). Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Domestic Common Stocks†	229,274,117	-	-	229,274,117
Equity Securities – Foreign Common Stocks†	65,703,471	-	-	65,703,471

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($) (continued)
Equity Securities – Domestic Preferred Stocks†	1,235,812	-	-	1,235,812
Warrants	181,582	-	-	181,582
Other Financial Instruments:
Futures††	53,526	-	-	53,526
Forward Foreign Currency Exchange Contracts††	-	327,772	-	327,772
Options Purchased	606,370	-	-	606,370
Swaps††	-	1,733,860	-	1,733,860
Liabilities ($)
Other Financial Instruments:
Futures††	(849,933)	-	-	(849,933)
Forward Foreign Currency Exchange Contracts††	-	(1,031,332)	-	(1,031,332)
Options Written	(25,618)	-	-	(25,618)
Swaps††	-	(88,752)	-	(88,752)
Securities Sold Short:
Equity Securities - Domestic†††	(102,773,744)	-	-	(102,773,744)
Equity Securities - Foreign†††	(11,293,241)	-	-	(11,293,241)
Exchange-Traded Funds†††	(33,479,177)	-	-	(33,479,177)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

††† See Statement of Securities Sold Short for additional detailed classifications.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

38

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Certain affiliated investment companies may also invest in the fund. At April 30, 2017, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 11,438,636 Class Y shares representing approximately 34% of the fund’s net assets.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $3,389,580 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $1,395,404 of short-term capital losses and $1,994,176 of long-term capital losses which can be carried forward for an unlimited period.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 2.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, dividend and interest expenses on securities sold short, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 2.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $238,690 during the period ended April 30, 2017.

Pursuant to a Portfolio Allocation Management Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreement between Dreyfus and Sirios, Ramius, Three Bridges, CRM, Pine River, Dalton and

40

Longhorn, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets allocated to the respective sub-investment advisor. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $392 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $354 and $131, respectively, pursuant to the Shareholder Services Plan.

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $602 for transfer agency services and $21 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $19.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $71,201 pursuant to the custody agreement. These fees were partially offset by earnings credits of $71,201.

During the period ended April 30, 2017, the fund was charged $9,201 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $695,246, Distribution Plan fees $66, Shareholder Services Plan fees $75, custodian fees $40,000, Chief Compliance Officer fees $6,177 and transfer agency fees $227, which are offset against an expense reimbursement currently in effect in the amount of $69,835.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

42

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2017 were as follows:

	Purchases ($)	Sales ($)
Long transactions	553,660,581	572,363,047
Short sale transactions	304,082,140	280,034,509
Total	857,742,721	852,397,556

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at April 30, 2017 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2017 is discussed below.

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on

44

which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended April 30, 2017:

			Options Terminated
	Number of	Premiums		Net Realized
Option Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2016	411	82,403
Contracts written	2,836	693,175
Contracts terminated:
Contracts closed	2,400	665,342	434,350	230,992
Contracts expired	645	59,994	-	59,994
Contracts exercised	137	15,612	15,612	-
Total contracts terminated	3,182	740,948
Contracts Outstanding April 30, 2017	65	34,630

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the

45

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting

46

of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Total return swaps at April 30, 2017 are set forth in the Statement of Swap Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	2,393,757	[1,2,3]	Equity risk	(964,303)	[1,2,4]
Foreign exchange risk	327,772	[5]	Foreign exchange risk	(1,031,332)	[5]
Gross fair value of derivative contracts	2,721,529			(1,995,635)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]Unrealized appreciation (depreciation) on swap agreements.
[3]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]Outstanding options written, at value.
[5]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Equity	(5,187,951)		(1,092,098)		-		2,302,652		(3,977,397)
Foreign exchange	-		-		1,321,886		-		1,321,886
Total	(5,187,951)		(1,092,098)		1,321,886		2,302,652		(2,655,511)

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Equity	(332,661)		(155,971)		-		1,634,840		1,146,208
Foreign exchange	-		-		(1,149,201)		-		(1,149,201)
Total	(332,661)		(155,971)		(1,149,201)		1,634,840		(2,993)

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net realized gain (loss) on swap agreements.
[5]Net unrealized appreciation (depreciation) on futures.
[6]Net unrealized appreciation (depreciation) on options transactions.
[7]Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	53,526	(849,933)
Options	606,371	(25,618)
Forward contracts	327,772	(1,031,332)
Swaps	1,733,860	(88,752)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	2,721,529	(1,995,635)
Derivatives not subject to
Master Agreements	(659,897)	875,551
Total gross amount of assets
and liabilities subject to
Master Agreements	2,061,632	(1,120,084)

48

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs International	74		(74)	-		-
Morgan Stanley Capital Services	2,061,558		(1,119,897)	(941,661)		-
Total	2,061,632		(1,119,971)	(941,661)		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Goldman Sachs International	(187)		74	-		(113)
Morgan Stanley Capital Services	(1,119,897)		1,119,897	-		-
Total	(1,120,084)		1,119,971	-		(113)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2017:

Average Market Value ($)
Equity futures	32,035,660
Equity options contracts	449,541
Forward contracts	79,951,866

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2017:

Average Notional Value ($)
Equity total return swap agreements	42,373,695

At April 30, 2017, accumulated net unrealized appreciation on investments was $31,365,863, consisting of $33,918,545 gross unrealized appreciation and $2,552,682 gross unrealized depreciation.

49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

50

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of (a) the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”); (b) Dreyfus’ Portfolio Allocation Management Agreement (the “Allocation Agreement”) with EACM Advisors LLC (“EACM”), pursuant to which EACM is responsible for evaluating and recommending subadvisers to provide the fund with day-to-day portfolio management services, recommending the percentage of fund assets to be allocated to each subadviser, monitoring and evaluating the performance of the subadvsiers, and recommending whether a subadviser should be terminated; and (c) Dreyfus’ separate Sub-Investment Advisory Agreements (collectively with the Management Agreement and the Allocation Agreement, the “Agreements”) with Cramer Rosenthal McGlynn, LLC, Owl Creek Asset Management, L.P., Pine River Capital Management L.P., Sirios Capital Management, L.P., and Three Bridges Capital, LP, (collectively, the “Subadvisers”), pursuant to which each Subadviser serves as a sub-investment adviser and provides day-to-day management of a portion of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus, EACM and the Subadvisers. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over EACM and the Subadvisers, and EACM’s evaluations and recommendations to Dreyfus regarding the Subadvisers and EACM’s supervisory activities over the Subadvisers. The Board also

51

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

considered the Subadvisers’ brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadvisers the results of the comparisons and considered that the fund’s total return performance was at or below the Performance Group and Performance Universe medians, and it was noted that the fund only had two full years of operations. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index showing that the fund’s return was higher than the return of the index in one of the two years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and the Expense Universe medians.

Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, dividend and interest expenses on securities sold short, taxes, interest, brokerage commissions, commitment fees on borrowings, and extraordinary expenses) do not exceed 2.00% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadvisers or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in

52

the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to EACM and to each Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by EACM, each Subadviser and Dreyfus. The Board also reviewed and considered the individual performance of each Subadviser as to the portion of the fund’s assets under its management. The Board also took into consideration that EACM’s and each Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus, EACM and the Subadvisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays EACM and the Subadvisers pursuant to the respective Agreements, the Board did not consider EACM’s or any Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and each Subadviser from acting as investment adviser and sub-investment adviser, respectively, and EACM from acting as portfolio allocation manager, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

53

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus, EACM and the Subadvisers are adequate and appropriate.

• The Board accepted with the fund’s performance given its limited period of operations.

• The Board concluded that the fees paid to Dreyfus, EACM and the Subadvisers supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, EACM and the Subadviser, of the fund and the services provided to the fund by Dreyfus, EACM and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

************

At a meeting of the fund’s Board of Directors held on April 26-27, 2017 (the “Meeting”), Dreyfus and EACM Advisors LLC (“EACM”) recommended the appointments of Dalton Investments LLC (“Dalton”) and Longhorn Capital Partners, L.P. (“Longhorn”)(or the “New Subadvisers”) to serve as new subadvisers for the fund. The recommendation of the New Subadvisers was based on, among other information, EACM’s review and due diligence report relating to the New Subadvisers and their investment advisory services. In the opinion of Dreyfus and EACM, the proposed

54

allocation to the New Subadvisers of a portion of the fund’s assets would allow the New Subadvisers to effectively complement the fund’s five other subadvisers, (Cramer Rosenthal McGlynn, LLC, Pine River Capital Management L.P., Ramius Advisors, LLC, Sirios Capital Management, L.P. and Three Bridges Capital, LP) and increase portfolio diversification. The target percentage of the fund’s assets to be allocated to the New Subadvisers will occur over time.

At the Meeting, the Board, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund (“Independent Directors”), considered and approved a Sub-Investment Advisory Agreement between Dreyfus and each of the New Subadvisers pursuant to which the New Subadvisers would provide day-to-day management of a portion of the fund’s investments (the “New Sub-Advisory Agreements”). In determining whether to approve the New Sub-Advisory Agreements, the Board considered the due diligence materials prepared by EACM and other information, which included: (i) a copy of the New Sub-Advisory Agreement between Dreyfus and each of the New Subadvisers; (ii) information regarding the process by which EACM recommended and Dreyfus selected and recommended each of the New Subadvisers for Board approval; (iii) information regarding the nature, extent and quality of the services each of the New Subadvisers would provide to the fund; (iv) information regarding the New Subadvisers’ reputation, investment management business, personnel and operations; (v) information regarding each of the New Subadviser’s brokerage and trading policies and practices; (vi) information regarding the level of the sub-investment advisory fee to be charged by each of the New Subadvisers; (vii) information regarding each of the New Subadviser’s compliance program; and (viii) information regarding the each of New Subadviser’s historical performance returns managing investment mandates similar to the fund’s investment mandate with respect to the portion of the fund’s assets to be allocated to the New Subadvisers, with such performance compared to relevant indices. The Board also considered the substance of discussions with representatives of Dreyfus and EACM at the Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

Nature, Extent and Quality of Services to be Provided by the New Subadvisers. In examining the nature, extent and quality of the services to be provided by the New Subadvisers to the fund, the Board considered the New Subadvisers’: (i) organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) expertise in providing portfolio management services to other similar investment portfolios and the performance history of those portfolios; (iii) proposed investment strategy for the fund; (iv) long- and short-term performance relative to unmanaged indices; and (v) compliance program. The Board specifically took into account the New Subadvisers’ investment process and research resources and capabilities, evaluating how the New Subadvisers would complement the fund’s existing subadvisers. The Board also discussed the acceptability of the terms of the New Subadvisory Agreements, noting the substantial similarity to the terms of the fund’s other sub-investment advisory agreements. The Board also considered the review process undertaken by EACM, subject to Dreyfus’ supervision, and EACM’s favorable

55

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by the New Subadvisers. The Board concluded that the fund will benefit from the quality and experience of the New Subadvisers’ investment professionals. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the New Subadvisers was adequate and appropriate in light of the New Subadvisers’ experience with the proposed investment strategy for the portion of the fund’s assets to be allocated to the New Subadvisers, the New Subadvisers’ portfolio management and research resources to be applied in managing a portion of the fund’s portfolio, and Dreyfus’ and EACM’s recommendation to engage the New Subadvisers, and supported a decision to approve the New Sub-Advisory Agreements.

Investment Performance of the New Subadvisers. Because the New Subadvisers were newly-appointed subadvisers for the fund, the Board could not consider its investment performance in managing a portion of the fund’s portfolio as a factor in evaluating the New Sub-Advisory Agreements during the Meeting. However, the Board did review the New Subadvisers’ historical performance record in managing other portfolios that were comparable to the fund with respect to its investment mandate for the portion of the fund’s assets to be allocated to each of the New Subadvisers. The Board also discussed with representatives of Dreyfus and EACM the investment strategies to be employed by each New Subadviser in the management of its portion of the fund’s assets. The Board noted the New Subadvisers’ reputation and experience with respect to the proposed investment strategy for the portion of the fund’s assets to be allocated to each New Subadviser, the portfolio managers’ experience with such investment strategy, and EACM’s experience and reputation in selecting, evaluating and overseeing investment managers. Based on its consideration and review of the foregoing information, the Board concluded that these factors supported a decision to approve the New Sub-Advisory Agreements.

Costs of Services to be Provided and Profitability. The Board considered the proposed fees payable under the New Sub-Advisory Agreements and that the proposed fees would be paid by Dreyfus and, thus, would not impact the fees paid by the fund. The Board recognized that, because the New Subadvisers’ fee would be paid by Dreyfus, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement and, therefore, the Board received and considered a profitability analysis of Dreyfus and its affiliates with respect to the proposed addition of Dalton and Longhorn as additional subadvisers for the fund. The Board concluded that the proposed fee payable to each New Subadviser by Dreyfus with respect to the assets to be allocated to the New Subadviser in its capacity as subadviser was appropriate and Dreyfus’ profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by Dreyfus and the New Subadvisers.

Economies of Scale to be Realized. The Board recognized that, because the New Subadvisers’ fees would be paid by Dreyfus, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the

56

Management Agreement. Accordingly, consideration of economies of scale with respect to the New Subadvisers was not relevant to the Board’s determination to approve the New Sub-Advisory Agreements.

The Board also considered whether there were any ancillary benefits that may accrue to the New Subadvisers as a result of the New Subadvisers’ relationships with the fund. The Board concluded that the New Subadvisers may direct fund brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that the New Subadvisers were required to select brokers who met the fund’s requirements for seeking best execution, and that Dreyfus would monitor and evaluate the New Subadvisers’ trade execution with respect to fund brokerage transactions on a quarterly basis and would provide reports to the Board on these matters.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreements for the fund.

57

For More Information

Dreyfus Select Managers Long/Short Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Adviser

Sirios Capital Management, L.P.
One International Place
Boston, MA 02110
Ramius Advisors, LLC
599 Lexington Avenue 30th Floor
New York, NY 10022

Three Bridges Capital, LP

810 Seventh Avenue, 32nd Floor
New York, NY 10019
Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

Pine River Capital Management L.P.

601 Carlson Parkway, Suite 330
Minnetonka, MN 55305
Dalton Investments LLC

1601 Cloverfield Boulevard

Suite 5050N

Santa Monica, CA 90404,

Longhorn Capital Partners, L.P.

3811 Turtle Creek Boulevard

Suite 225

Dallas, TX 75219

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation

200 Park Avenue

New York, NY 10166

Ticker Symbols:	ClassA: DBNAX Class C: DBNCX Class I: DBNIX Class Y: DBNYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6250SA0417

Dreyfus Yield Enhancement Strategy Fund

SEMIANNUAL REPORT April 30, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Yield Enhancement Strategy Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero

Chief Executive Officer

The Dreyfus Corporation

May 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Yield Enhancement Strategy Fund’s Class A shares produced a total return of 1.66%, Class C shares returned 1.12%, Class I shares returned 1.78%, and Class Y shares returned 1.83%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Agg Index”) produced a total return of -0.67% for the same period, and the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of 2.72% for the same period.2

Returns from U.S. government securities and other sovereign bonds were constrained during the reporting period by rising interest rates, but high yield securities and emerging-market bonds fared relatively well in anticipation of stronger U.S. and global economic growth. The fund outperformed the Barclays Agg Index, but it lagged the Index due to shortfalls in its underlying municipal bond and corporate bond investments.

The Fund’s Investment Approach

The fund seeks high current income. The fund is designed to complement and diversify traditional bond portfolios.

To pursue its goal, the fund normally allocates its assets across fixed-income investment strategies using a “fund-of-funds” approach that apportions assets among other investment companies (underlying funds) employing various fixed income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging markets debt, municipal securities, and Treasury Inflation-Protected Securities (TIPS).

Dreyfus determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of April 30, 2017, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, Dreyfus Floating Rate Income Fund, Dreyfus High Yield Fund, Dreyfus Global Dynamic Bond Fund, and Dreyfus Emerging Markets Debt U.S. Dollar Fund.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic and Political Factors Drove Market Performance

The reporting period began on a weak note when U.S. government securities and global sovereign bonds lost value in the immediate wake of the presidential election in November 2016. U.S. bond yields climbed and prices fell when investors looked forward to the stimulative impact of a new administration’s more business-friendly fiscal, tax, and regulatory policies, while bonds in international developed and emerging markets sold off due to concerns regarding potentially protectionist U.S. trade policies.

Markets rebounded over the first four months of 2017. Most international economies demonstrated improvement after an extended period of persistent sluggishness, largely due to aggressively accommodative monetary policies from central banks in Europe, Japan, and China. In contrast, the Federal Reserve Board (the “Fed”) twice raised short-term U.S. interest rates during the reporting period, once in December 2016 and again in March 2017. Higher interest rates in the United States and competitive rates in the emerging markets helped support capital flows into those regions, driving their bond markets higher. In addition, U.S. government securities erased a portion of their previous losses when it became clearer that enacting proposed government policy reforms into law would require time and political capital, and corporate-backed securities benefited amid expectations of higher corporate profits.

High Yield and Emerging-Market Securities Buoyed Results

The fund achieved especially strong returns during the reporting period from Dreyfus High Yield Fund when lower-rated corporate securities outpaced their higher-quality counterparts. Likewise, Dreyfus Floating Rate Income Fund benefited from rising interest rates, which reset yields on floating-rate notes higher, as well as from exposure to fixed-rate high yield bonds. Dreyfus Emerging Markets Debt U.S. Dollar Fund comprises a relatively small portion of the fund overall, but the robust rally in emerging-market debt securities had a positive influence on relative performance.

Relative disappointments during the reporting period included BNY Mellon Municipal Opportunities Fund, which was undermined to a degree by a relatively long average duration that made it more sensitive to rising U.S. interest rates. BNY Mellon Corporate Bond Fund participated in the rally among corporate-backed bonds, but its lack of exposure to high yield securities caused it to lag market averages as yield differences narrowed along the credit-quality spectrum.

The fund made no changes to its roster of underlying investments during the reporting period.

4

Positioned for Growing U.S. and Global Economies

Greater global economic growth, robust U.S. labor markets, and positive investor sentiment have remained supportive of riskier assets but continue to suggest that higher-quality securities remain vulnerable to higher inflation and interest rates. Therefore, we have continued to favor higher-yielding investments such as high yield bonds and floating-rate loans that, in our judgment, are likely to be less sensitive to rising rates.

May 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Investors cannot invest directly in any index.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Yield Enhancement Strategy Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.95	$6.68	$.65	$.20
Ending value (after expenses)	$1,016.60	$1,011.20	$1,017.80	$1,018.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$1.96	$6.71	$.65	$.20
Ending value (after expenses)	$1,022.86	$1,018.15	$1,024.15	$1,024.60

† Expenses are equal to the fund’s annualized expense ratio of .39% for Class A, 1.34% for Class C, .13% for Class I and .04% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Registered Investment Companies - 99.4%	Shares		Value ($)
Domestic Fixed Income - 90.5%
BNY Mellon Corporate Bond Fund, Cl. M	3,536,096	[a]	45,651,006
BNY Mellon Municipal Opportunities Fund, Cl. M	9,701,409	[a,b]	125,177,973
Dreyfus Floating Rate Income Fund, Cl. Y	7,692,717	[a]	93,312,652
Dreyfus High Yield Fund, Cl. I	21,169,830	[a,b]	134,583,740
			398,725,371
Foreign Fixed Income - 8.9%
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	1,042,757	[a]	13,117,880
Dreyfus Global Dynamic Bond Fund, Cl. Y	2,168,244	[a]	26,235,752
			39,353,632
Total Investments (cost $441,471,865)	99.4%		438,079,003
Cash and Receivables (Net)	.6%		2,527,399
Net Assets	100.0%		440,606,402

a Investment in affiliated mutual fund.

b The fund’s investment in the BNY Mellon Municipal Opportunities Fund and Dreyfus High Yield Fund represents 28.4% and 30.5%, respectively, of the fund’s net assets. BNY Mellon Municipal Opportunities Fund seeks to provide total return (consisting of capital appreciation and current income) and Dreyfus High Yield Fund seeks to maximize total return consisting of current income exempt from federal income tax and capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	90.5
Mutual Funds: Foreign	8.9
99.4

† Based on net assets.

See notes to financial statements.

7

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	441,471,865	438,079,003
Cash		2,489,373
Dividends receivable		137,908
Receivable for shares of Common Stock subscribed		58,621
Prepaid expenses		40,435
		440,805,340
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		3,743
Payable for shares of Common Stock redeemed		163,839
Accrued expenses		31,356
		198,938
Net Assets ($)		440,606,402
Composition of Net Assets ($):
Paid-in capital		451,138,506
Accumulated undistributed investment income—net		1,172,735
Accumulated net realized gain (loss) on investments		(8,311,977)
Accumulated net unrealized appreciation (depreciation) on investments		(3,392,862)
Net Assets ($)		440,606,402

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	259,060	49,837	2,511,658	437,785,847
Shares Outstanding	21,108	4,064	204,309	35,636,765
Net Asset Value Per Share ($)	12.27	12.26	12.29	12.28

See notes to financial statements.

8

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends from affiliated issuers	9,128,521
Expenses:
Registration fees	33,322
Professional fees	19,456
Directors’ fees and expenses—Note 3(d)	13,937
Prospectus and shareholders’ reports	6,431
Loan commitment fees—Note 2	4,494
Shareholder servicing costs—Note 3(c)	881
Custodian fees—Note 3(c)	216
Distribution fees—Note 3(b)	183
Interest expense—Note 2	126
Miscellaneous	8,851
Total Expenses	87,897
Less—reduction in fees due to earnings credits—Note 3(c)	(19)
Net Expenses	87,878
Investment Income—Net	9,040,643
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(518,288)
Capital gain distributions from affiliated issuers	32,854
Net Realized Gain (Loss)	(485,434)
Net unrealized appreciation (depreciation) on investments:
Affiliated issuers	(954,996)
Net Realized and Unrealized Gain (Loss) on Investments	(1,440,430)
Net Increase in Net Assets Resulting from Operations	7,600,213

See notes to financial statements.

9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	9,040,643	16,828,703
Net realized gain (loss) on investments	(485,434)	(5,311,253)
Net unrealized appreciation (depreciation) on investments	(954,996)	8,577,677
Net Increase (Decrease) in Net Assets Resulting from Operations	7,600,213	20,095,127
Distributions to Shareholders from ($):
Investment income—net:
Class A	(3,540)	(20,920)
Class C	(746)	(789)
Class I	(18,755)	(14,688)
Class Y	(8,996,432)	(16,990,590)
Total Distributions	(9,019,473)	(17,026,987)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	104,284	105,305
Class C	-	25,026
Class I	2,442,485	1,107,876
Class Y	66,712,721	116,164,542
Distributions reinvested:
Class A	1,688	10,908
Class C	377	-
Class I	13,991	8,685
Class Y	1,058,231	2,099,345
Cost of shares redeemed:
Class A	(1,644)	(509,838)
Class I	(491,390)	(839,692)
Class Y	(50,962,609)	(107,988,094)
Increase (Decrease) in Net Assets from Capital Stock Transactions	18,878,134	10,184,063
Total Increase (Decrease) in Net Assets	17,458,874	13,252,203
Net Assets ($):
Beginning of Period	423,147,528	409,895,325
End of Period	440,606,402	423,147,528
Undistributed investment income—net	1,172,735	1,151,565

10

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Capital Share Transactions (Shares):
Class A
Shares sold	8,551	8,518
Shares issued for distributions reinvested	139	914
Shares redeemed	(135)	(41,417)
Net Increase (Decrease) in Shares Outstanding	8,555	(31,985)
Class C
Shares sold	-	2,033
Shares issued for distributions reinvested	31	-
Net Increase (Decrease) in Shares Outstanding	31	2,033
Class Ia
Shares sold	199,864	91,394
Shares issued for distributions reinvested	1,150	716
Shares redeemed	(40,335)	(68,948)
Net Increase (Decrease) in Shares Outstanding	160,679	23,162
Class Ya
Shares sold	5,471,790	9,599,105
Shares issued for distributions reinvested	87,052	173,783
Shares redeemed	(4,186,746)	(9,009,128)
Net Increase (Decrease) in Shares Outstanding	1,372,096	763,760

[a]During the period ended April 30, 2017, 88,066 Class Y shares representing $1,073,439 were exchanged for 88,000 Class I shares and during the period ended October 31, 2016, 76,679 Class Y shares representing $927,899 were exchanged for 76,599 Class I shares.

See notes to financial statements.

11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
Class A Shares	April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.23	.50	.49	.26
Net realized and unrealized gain (loss) on investments	(.04)	.10	(.48)	.10
Total from Investment Operations	.19	.60	.01	.36
Distributions:
Dividends from investment income—net	(.24)	(.49)	(.45)	(.21)
Net asset value, end of period	12.27	12.32	12.21	12.65
Total Return (%)[c]	1.66[d]	4.98	.10	2.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.39[f]	.31	.33	.91	[f]
Ratio of net expenses to average net assets[e]	.39[f]	.31	.33	.43	[f]
Ratio of net investment income to average net assets[e]	3.85[f]	4.03	3.88	3.18	[f]
Portfolio Turnover Rate	9.56[d]	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	259	155	544	27

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

12

	Six Months Ended
Class C Shares	April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.31	12.19	12.63	12.50
Investment Operations:
Investment income—net[b]	.18	.38	.37	.20
Net realized and unrealized gain (loss) on investments	(.05)	.13	(.45)	.09
Total from Investment Operations	.13	.51	(.08)	.29
Distributions:
Dividends from investment income—net	(.18)	(.39)	(.36)	(.16)
Net asset value, end of period	12.26	12.31	12.19	12.63
Total Return (%)[c]	1.12[d]	4.34	(.66)	2.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.34[f]	1.12	1.13	1.65	[f]
Ratio of net expenses to average net assets[e]	1.34[f]	1.12	1.13	1.16	[f]
Ratio of net investment income to average net assets[e]	3.01[f]	3.18	2.96	2.43	[f]
Portfolio Turnover Rate	9.56[d]	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	50	50	24	25

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
Class I Shares	April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.34	12.22	12.66	12.50
Investment Operations:
Investment income—net[b]	.23	.48	.50	.23
Net realized and unrealized gain (loss) on investments	(.03)	.15	(.46)	.15
Total from Investment Operations	.20	.63	.04	.38
Distributions:
Dividends from investment income—net	(.25)	(.51)	(.48)	(.22)
Net asset value, end of period	12.29	12.34	12.22	12.66
Total Return (%)	1.78[c]	5.22	.33	3.08	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.13[e]	.19	.15	.54	[e]
Ratio of net expenses to average net assets[d]	.13[e]	.19	.15	.15	[e]
Ratio of net investment income to average net assets[d]	4.03[e]	4.16	4.05	3.85	[e]
Portfolio Turnover Rate	9.56[c]	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	2,512	538	250	193

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

14

	Six Months Ended
Class Y Shares	April 30, 2017	Year Ended October 31,
	(Unaudited)	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.26	.52	.51	.29
Net realized and unrealized gain (loss) on investments	(.05)	.12	(.46)	.09
Total from Investment Operations	.21	.64	.05	.38
Distributions:
Dividends from investment income—net	(.26)	(.52)	(.49)	(.23)
Net asset value, end of period	12.28	12.33	12.21	12.65
Total Return (%)	1.83[c]	5.37	.42	3.02	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.04[e]	.05	.06	.13	[e]
Ratio of net expenses to average net assets[d]	.04[e]	.05	.06	.10	[e]
Ratio of net investment income to average net assets[d]	4.30[e]	4.28	4.05	3.67	[e]
Portfolio Turnover Rate	9.56[c]	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	437,786	422,405	409,077	331,526

a From March 7, 2014 (commencement of operations) to October 31, 2014.

b Based on average shares outstanding.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized shares increased from 400 million shares to 500 million shares and 100 million Class T shares were authorized.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

16

As of April 30, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Registered Investment Companies†	438,079,003	-	-	438,079,003

† See Statement of Investments for additional detailed categorizations.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	74,106,243	5,353,781		32,973,788	(153,436)
BNY Mellon Municipal Opportunities Fund, Cl. M	123,671,870	10,836,905		5,824,638	(244,821)
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	11,944,351	1,213,657		78,990	(3,398)
Dreyfus Floating Rate Income Fund, Cl. Y	66,130,641	27,346,180		435,991	(21,122)

18

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Dreyfus Global Dynamic Bond Fund, Cl. Y	24,340,633	2,492,821		163,679	(2,164)
Dreyfus High Yield Fund, Cl. I	120,418,676	11,992,565		818,950	(93,347)
Total	420,612,414	59,235,909		40,296,036	(518,288)

Affiliated Investment Company	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 4/30/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	(681,794)	45,651,006	10.4	1,066,205
BNY Mellon Municipal Opportunities Fund, Cl. M	(3,261,343)	125,177,973	28.4	2,077,707
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	42,260	13,117,880	3.0	360,767
Dreyfus Floating Rate Income Fund, Cl. Y	292,944	93,312,652	21.1	1,451,690
Dreyfus Global Dynamic Bond Fund Cl. Y	(431,859)	26,235,752	6.0	751,141
Dreyfus High Yield Fund, Cl. I	3,084,796	134,583,740	30.5	3,453,865
Total	(954,996)	438,079,003	99.4	9,161,375

† Includes reinvested dividends/distributions.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $6,839,054 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. The fund has $2,619,190 of short-term capital losses and $4,219,864 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $12,912,367 and tax–exempt income $4,114,620. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2017 was approximately $15,500 with a related weighted average annualized interest rate of 1.64%.

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NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, there is no management fee paid to Dreyfus. The fund invests in other affiliated mutual funds advised by Dreyfus. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $183 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $240 and $61, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged $516 for transfer agency services and $21 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $19.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $216 pursuant to the custody agreement.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $31, Shareholder Services Plan fees $63, custodian fees $20, Chief Compliance Officer fees $3,861 and transfer agency fees $178, which are offset against a reduction in fees due to earnings credits of $410.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2017, amounted to $59,235,909 and $40,296,036, respectively.

At April 30, 2017, accumulated net unrealized depreciation on investments was $3,392,862, consisting of $1,771,187 gross unrealized appreciation and $5,164,049 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at the Performance Group median for the one-year period and below the Performance Group median for the two-year period (as the fund had only been in operation for two full years) and above the Performance Universe median in the one- and two-year periods. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians in each of the two one-year periods ended December 31st.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund does not pay Dreyfus a management fee. The Board also considered that the fund’s total expense ratio was the lowest in the Expense Group and the Expense Universe.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of

24

shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

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For More Information

Dreyfus Yield Enhancement Strategy Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.

200 Park Avenue

New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6327SA0417

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BNY Mellon Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    June 29, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 29, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)